UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03395

Franklin Federal Tax-Free Income Fund

(Exact name of registrant as specified in charter)

One Franklin Parkway,

San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle,

One Franklin Parkway,

San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: 650 312-2000

Date of fiscal year end: 4/30

Date of reporting period: 4/30/19

Item 1.	Reports to Stockholders.

FRANKLIN TEMPLETON

Annual Report
and Shareholder Letter
April 30, 2019

Franklin Federal Tax-Free Income Fund

Sign up for electronic delivery at franklintempleton.com/edelivery

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

Franklin Templeton

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Shareholder:

During the 12 months ended April 30, 2019, the U.S. economy continued to grow amid positive economic data and corporate earnings, but financial markets experienced their usual volatility due to trade concerns and geopolitical issues. The U.S. Federal Reserve (Fed) increased its federal funds rate by 0.25% at its June, September and December 2018 meetings, bringing the rate from 1.75% at the start of the period to 2.50% by period-end. At its March 2019 meeting, the Fed decided not to raise rates and indicated that further rate increases may be on hold for the calendar year.

During the 12-month period, the municipal bond market posted moderate returns. The municipal bond market outperformed the corporate bond and U.S. Treasury bond markets, with generally higher returns for longer-term and lower-rated municipal bonds. Factors contributing to this positive investment environment for municipals included relatively low inflation, increased employment and the strength of the U.S. economy.

Franklin Federal Tax-Free Income Fund’s annual report includes more detail about municipal bond market conditions and a discussion from the portfolio managers. In addition, on our website, franklintempleton.com, you can find updated commentary by our municipal bond experts. Municipal bonds provide tax-free income and diversification from equities. Despite periods of volatility, municipal bonds historically have had a solid long-term record of performance, driven mostly by their compounding income component. Please remember all securities markets fluctuate, as do mutual fund share prices.

As always, we recommend investors consult their financial advisors to help them make the best decisions for the long term.

In a constantly changing market environment, we remain committed to our disciplined strategy as we manage the Fund, keeping in mind the trust you have placed in us. We appreciate your confidence and encourage you to contact us or your financial advisor when you have questions about your Franklin Templeton tax-free investment.

Sincerely,

Rupert H. Johnson, Jr.

Chairman

Franklin Federal Tax-Free Income Fund

Sheila Amoroso

Senior Vice President and Director

Franklin Municipal Bond Department

This letter reflects our analysis and opinions as of April 30, 2019, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, state, industry, security or fund. Statements of fact are from sources considered reliable.

Not FDIC Insured | May Lose Value | No Bank Guarantee

franklintempleton.com	Not part of the annual report	1

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

2	Annual Report	franklintempleton.com

Annual Report

Franklin Federal Tax-Free Income Fund

This annual report for Franklin Federal Tax-Free Income Fund covers the fiscal year ended April 30, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in investment-grade municipal securities that pay interest free from such taxes.1

Credit Quality Composition*

4/30/19

Ratings	% of Total Investments

AAA	9.44%

AA	50.18%

A	24.52%

BBB	3.27%

Below Investment Grade	1.43%

Refunded	10.05%

Not Rated	1.11%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $11.62 on September 10, 2018, to $11.82 on April 30, 2019. The Fund’s Class A shares paid dividends totaling 24.25 cents per share for the reporting period.2 The Performance Summary beginning on page 6 shows that at the

Dividend Distributions*

5/1/18–4/30/19

	Dividend per Share (cents)
Month	Class A**	Class A1	Class C	Class R6	Advisor Class
May	—	3.65	3.10	3.78	3.74
June	—	3.65	3.11	3.77	3.74
July	—	3.65	3.11	3.77	3.74
August	—	3.65	3.11	3.77	3.74
September	—	3.65	3.11	3.78	3.74
October	3.50	3.65	3.11	3.78	3.74
November	3.50	3.65	3.11	3.78	3.74
December	3.50	3.65	3.12	3.78	3.74
January	3.40	3.55	3.02	3.68	3.64
February	3.30	3.45	2.92	3.58	3.54
March	3.20	3.35	2.81	3.48	3.44
April***	3.85	4.00	3.46	4.13	4.09
Total	24.25	43.55	37.09	45.08	44.63

*The distribution amount is the sum of all net investment income distributions for the period shown. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Effective 9/10/18, the Fund began offering A Class shares. See the prospectus for details.

***Includes a 0.65 cent per share supplemental distribution.

end of this reporting period the Fund’s Class A shares’ distribution rate was 3.18% based on an annualization of April’s 3.85 cent per share dividend (minus the 0.65 cent per share supplemental dividend) and the maximum offering price of $12.28 on April 30, 2019. An investor in the 2019 maximum federal personal income tax bracket of 37.00% (plus 3.80% Medicare tax) would need to earn a distribution rate of 5.37% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures

1. Dividends are generally subject to state and local taxes, if any. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of all net investment income distributions for the period shown. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 16.

franklintempleton.com	Annual Report	3

FRANKLIN FEDERAL TAX-FREE INCOME FUND

shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Municipal Bond Market Overview

The financial markets experienced volatility during the 12-month reporting period due to trade concerns and geopolitical stress. Equity markets sold off sharply during the fourth quarter of 2018, spurring a flight to perceived quality that benefited high-quality fixed income assets such as municipal bonds and U.S. Treasuries. Stocks quickly reversed course and rallied sharply to start 2019, and municipal bonds performed well in the first four months of 2019. Overall, the municipal bond market outperformed the U.S. Treasury market but underperformed the corporate bond and equity markets during the period.

Investment-grade municipal bonds, as measured by the Bloomberg Barclays Municipal Bond Index, posted a +6.16% total return for the period, while U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, posted a +4.77% total return, and investment-grade corporate bonds, as measured by the Bloomberg Barclays U.S. Corporate Bond Index, posted a +6.50% total return.3 U.S. stocks, as represented by the Standard & Poor’s® 500 Index, outperformed the fixed income markets with a +13.49% total return.3

What is the yield curve? A yield curve is a line that plots the yield to maturity of bonds having equal credit quality against their maturity dates.

Municipal bonds with intermediate and long maturities generally outperformed bonds with shorter maturities during the 12-month period. The best-performing maturity group in the Bloomberg Barclays Municipal Bond Index was the 22+ year group, which returned +7.41% for the period.3 High-yield municipal bonds generally outperformed investment-grade municipal bonds, with the Bloomberg Barclays High Yield Municipal Bond Index posting a +8.26% total return, compared with a +6.16% total return for the Bloomberg Barclays Municipal Bond Index.3

Municipal issuance during the reporting period totaled approximately $343 billion, a 19% decline from total issuance for the preceding 12-month period.4 Issuance remains diminished as the Tax Cuts and Jobs Act of 2017 eliminated advanced refundings beginning in January 2018. Calendar-year 2018 issuance was approximately $339 billion, which represented a 24% decline from 2017.4 For the first four months of 2019, issuance increased approximately 4% compared to the first four months of 2018. The Investment Company Institute reported negative municipal bond fund flows during the fourth quarter of 2018, but flows turned sharply positive in the first four months of 2019. Overall, total net municipal bond fund inflows for the 12-month period were approximately $28 billion.5 In our view, investor demand remains healthy.

Portfolio Composition

4/30/19

% of Total Investments*
Utilities	19.07%
Transportation	16.37%
Refunded**	15.58%
Hospital & Health Care	14.18%
General Obligation	10.81%
Tax-Supported	7.99%
Subject to Government Appropriations	6.19%
Higher Education	5.64%
Other Revenue	2.66%
Corporate-Backed	0.85%
Housing	0.66%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

The U.S. Federal Reserve (Fed) raised its target range for the federal funds rate by 0.25% at its June, September and December 2018 meetings. The target range stood at 2.25%–2.50% at period-end. The Fed also increased the discount rate by 0.25% at all three meetings, to finish the period at 3.00%. The Fed paused at the January and March 2019 meetings, leaving the discount rate and the target range for the federal funds rate unchanged. Furthermore, the Fed indicated a patient approach in determining future rate adjustments. With market-based inflation measures remaining low in recent months, the market has interpreted the Fed’s recent decisions to mean the Fed will remain on the sidelines and foster economic growth while attempting to achieve its inflation objective.

3. Source: Morningstar. Treasuries, if held to maturity, offer a fixed rate of return and a fixed principal value; their interest payments and principal are guaranteed.

4. Source: The Bond Buyer, Thomson Reuters.

5. Source: Investment Company Institute.

See www.franklintempletondatasources.com for additional data provider information.

4	Annual Report	franklintempleton.com

FRANKLIN FEDERAL TAX-FREE INCOME FUND

At period-end, we maintained our positive view of the municipal bond market. We believe municipal bonds continue to be an attractive asset class among fixed income securities, and we intend to follow our disciplined approach of investing to maximize income, while seeking value in the municipal bond market.

Investment Strategy

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders by seeking to maintain exposure to higher coupon securities, while balancing risk and return within the Fund’s range of allowable investments. We generally employ a buy-and-hold approach. This means we generally hold securities in the Fund’s portfolio for income purposes, rather than trading securities for capital gains, although we may sell a security at any time if we believe it could help the Fund meet its goal.

Manager’s Discussion

Our value-oriented philosophy of investing primarily for income and stability of principal, when combined with a positive-sloping municipal yield curve, in which yields for longer term bonds are higher than those for shorter term bonds, led us to favor longer term bonds during the period under review. Consistent with our strategy, we sought to remain invested in bonds ranging from 20 to 30 years in maturity with good call features. Our relative-value, income-oriented philosophy also led the Fund to maintain its positions in higher coupon bonds, which provided income performance during the reporting period. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

Thank you for your continued participation in Franklin Federal Tax-Free Income Fund. We look forward to serving your future investment needs

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

franklintempleton.com	Annual Report	5

FRANKLIN FEDERAL TAX-FREE INCOME FUND

Performance Summary as of April 30, 2019

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 4/30/19

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 3.75% and the minimum is 0%. Class A: 3.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

A3,4

1-Year	+4.96%	+1.02%

5-Year	+16.62%	+2.34%

10-Year	+56.88%	+4.21%

Advisor

1-Year	+5.15%	+5.15%

5-Year	+17.34%	+3.25%

10-Year	+58.70%	+4.73%

Share Class	Distribution Rate[5]	Taxable Equivalent Distribution Rate[6]	30-Day Standardized Yield[7]	Taxable Equivalent 30-Day Standardized Yield[6]
A	3.18%	5.37%	1.72%	2.91%
Advisor	3.54%	5.98%	2.04%	3.45%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 9 for Performance Summary footnotes.

6	Annual Report	franklintempleton.com

FRANKLIN FEDERAL TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (5/1/09–4/30/19)

Advisor Class (5/1/09–4/30/19)

franklintempleton.com	Annual Report	7

FRANKLIN FEDERAL TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Net Asset Value

Share Class (Symbol)	4/30/19	9/10/18	4/30/18	Change
A (FFQAX)	$11.82	$11.62	N/A	+$0.20
A1 (FKTIX)	$11.82	N/A	$11.68	+$0.14
C (FRFTX)	$11.81	N/A	$11.68	+$0.13
R6 (FFTQX)	$11.83	N/A	$11.69	+$0.14
Advisor (FAFTX)	$11.83	N/A	$11.69	+$0.14

Distributions (5/1/18–4/30/19)

Share Class	Net Investment Income
A (9/10/18–4/30/19)	$0.2425
A1	$0.4355
C	$0.3709
R6	$0.4508
Advisor	$0.4463

Total Annual Operating Expenses[10]

Share Class
A	0.77%
Advisor	0.52%

See page 9 for Performance Summary footnotes.

8	Annual Report	franklintempleton.com

FRANKLIN FEDERAL TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Puerto Rico municipal bonds have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 9/10/18, Class A shares closed to new investors, were renamed Class A1 shares, and a new Class A share with a different expense structure became available. Class A performance shown has been calculated as follows: (a) for periods prior to 9/10/18, a restated figure is used based on the Fund’s Class A1 performance that includes any Rule 12b-1 rate differential that exists between Class A1 and Class A; and (b) for periods after 9/10/18, actual Class A performance is used, reflecting all charges and fees applicable to that class.

4. Prior to 3/1/19, these shares were offered at a higher initial sales charge of 4.25%, thus actual returns would have differed. Total returns with sales charges have been restated to reflect the current maximum initial sales charge of 3.75%.

5. Distribution rate is based on an annualization of the respective class’s April dividend (minus the 0.65 cent per share supplemental dividend) and the maximum offering price (NAV for Advisor Class) per share on 4/30/19.

6. Taxable equivalent distribution rate and yield assume the 2019 maximum federal income tax rate of 37.00% plus 3.80% Medicare tax.

7. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

8. Source: Morningstar. The Bloomberg Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BB- or higher) by at least two of the following agencies: Moody’s, Standard & Poor’s and Fitch.

9. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.

10. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com	Annual Report	9

FRANKLIN FEDERAL TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 11/1/18	Ending Account Value 4/30/19	Expenses Paid During Period 11/1/18–4/30/19[1,2]	Ending Account Value 4/30/19	Expenses Paid During Period 11/1/18–4/30/19[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$1,049.10	$4.01	$1,020.88	$3.96	0.79%
A1	$1,000	$1,049.90	$3.25	$1,021.62	$3.21	0.64%
C	$1,000	$1,047.10	$6.04	$1,018.89	$5.96	1.19%
R6	$1,000	$1,050.60	$2.49	$1,022.36	$2.46	0.49%
Advisor	$1,000	$1,050.40	$2.75	$1,022.12	$2.71	0.54%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements, for Class R6.

10	Annual Report	franklintempleton.com

FRANKLIN FEDERAL TAX-FREE INCOME FUND

Financial Highlights

Year Ended April 30, 2019[a]

Class A

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.62

Income from investment operations[b]:

Net investment income[c]	0.25

Net realized and unrealized gains (losses)	0.19

Total from investment operations	0.44

Less distributions from:

Net investment income	(0.24)

Net asset value, end of year	$11.82

Total return[d]	3.87%

Ratios to average net assets[e]

Expenses[f]	0.78%

Net investment income	3.45%

Supplemental data

Net assets, end of year (000’s)	$567,500

Portfolio turnover rate	14.58%

aFor the period September 10, 2018 (effective date) to April 30, 2019.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	11

FRANKLIN FEDERAL TAX-FREE INCOME FUND

FINANCIAL HIGHLIGHTS

	Year Ended April 30,
	2019		2018	2017	2016	2015

Class A1

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.68		$12.02	$12.48	$12.45	$12.22

Income from investment operations[a]:

Net investment income[b]	0.42		0.44	0.47	0.48	0.47

Net realized and unrealized gains (losses)	0.16		(0.34)	(0.47)	0.02	0.23

Total from investment operations	0.58		0.10	—	0.50	0.70

Less distributions from:

Net investment income	(0.44)		(0.44)	(0.46)	(0.47)	(0.47)

Net asset value, end of year	$11.82		$11.68	$12.02	$12.48	$12.45

Total return[c]	5.06%		0.85%	0.01%	4.16%	5.82%

Ratios to average net assets

Expenses	0.63%	[d]	0.63%	0.62%	0.61%	0.62%

Net investment income	3.60%		3.66%	3.82%	3.87%	3.80%

Supplemental data

Net assets, end of year (000’s)	$7,821,881		$8,616,659	$9,342,715	$8,384,079	$8,505,853

Portfolio turnover rate	14.58%		16.46%	13.86%	6.07%	5.49%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

12	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN FEDERAL TAX-FREE INCOME FUND

FINANCIAL HIGHLIGHTS

	Year Ended April 30,
	2019		2018	2017	2016	2015

Class C

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.68		$12.01	$12.47	$12.44	$12.21

Income from investment operations[a]:

Net investment income[b]	0.35		0.37	0.40	0.41	0.40

Net realized and unrealized gains (losses)	0.15		(0.32)	(0.47)	0.03	0.23

Total from investment operations	0.50		0.05	(0.07)	0.44	0.63

Less distributions from:

Net investment income	(0.37)		(0.38)	(0.39)	(0.41)	(0.40)

Net asset value, end of year	$11.81		$11.68	$12.01	$12.47	$12.44

Total return[c]	4.39%		0.37%	(0.55)%	3.59%	5.24%

Ratios to average net assets

Expenses	1.18%	[d]	1.18%	1.17%	1.16%	1.17%

Net investment income	3.05%		3.11%	3.27%	3.32%	3.25%

Supplemental data

Net assets, end of year (000’s)	$841,909		$1,220,402	$1,411,391	$1,215,034	$1,166,771

Portfolio turnover rate	14.58%		16.46%	13.86%	6.07%	5.49%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	13

FRANKLIN FEDERAL TAX-FREE INCOME FUND

FINANCIAL HIGHLIGHTS

	Year Ended April 30,
	2019		2018[a]

Class R6

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.69		$12.03

Income from investment operations[b]:

Net investment income[c]	0.44		0.34

Net realized and unrealized gains (losses)	0.15		(0.38)

Total from investment operations	0.59		(0.04)

Less distributions from:

Net investment income	(0.45)		(0.30)

Net asset value, end of year	$11.83		$11.69

Total return[d]	5.19%		(0.32)%

Ratios to average net assets[e]

Expenses[f]	0.49%	[g]	0.49%

Net investment income	3.74%		3.80%

Supplemental data

Net assets, end of year (000’s)	$177,983		$365,406

Portfolio turnover rate	14.58%		16.46%

aFor the period August 1, 2017 (effective date) to April 30, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gBenefit of expense reduction rounds to less than 0.01%.

14	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN FEDERAL TAX-FREE INCOME FUND

FINANCIAL HIGHLIGHTS

	Year Ended April 30,
	2019		2018	2017	2016	2015

Advisor Class

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.69		$12.03	$12.49	$12.46	$12.23

Income from investment operations[a]:

Net investment income[b]	0.43		0.45	0.48	0.49	0.49

Net realized and unrealized gains (losses)	0.16		(0.33)	(0.47)	0.03	0.22

Total from investment operations	0.59		0.12	0.01	0.52	0.71

Less distributions from:

Net investment income	(0.45)		(0.46)	(0.47)	(0.49)	(0.48)

Net asset value, end of year	$11.83		$11.69	$12.03	$12.49	$12.46

Total return	5.15%		0.95%	0.11%	4.26%	5.92%

Ratios to average net assets

Expenses	0.53%	[c]	0.53%	0.52%	0.51%	0.52%

Net investment income	3.70%		3.76%	3.92%	3.97%	3.90%

Supplemental data

Net assets, end of year (000’s)	$1,210,861		$1,207,490	$1,633,602	$1,443,272	$1,689,267

Portfolio turnover rate	14.58%		16.46%	13.86%	6.07%	5.49%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	15

FRANKLIN FEDERAL TAX-FREE INCOME FUND

Statement of Investments, April 30, 2019

	Principal Amount	Value

Municipal Bonds 97.9%
Alabama 1.3%
Alabama State Incentives Financing Authority Special Obligation Revenue, Series A, 5.00%, 9/01/42	$14,300,000	$15,389,946
Alabama State Port Authority Docks Facilities Revenue, Pre-Refunded, 6.00%, 10/01/40	6,000,000	6,371,880
Alabama State Public Health Care Authority Lease Revenue, Department of Public Health Facilities, Refunding, 5.00%, 9/01/44	17,085,000	19,177,571
Birmingham Airport Authority Airport Revenue, AGMC Insured, 5.50%, 7/01/40	20,000,000	20,722,200
Birmingham Water Works Board Water Revenue,
Series B, 5.00%, 1/01/38	3,500,000	3,826,445
Series B, 5.00%, 1/01/43	8,000,000	8,725,520
Subordinate, Refunding, Series B, 5.00%, 1/01/43	10,000,000	11,482,300
Chatom IDB Gulf Opportunity Zone Revenue,
PowerSouth Energy Cooperative, Refunding, Series A, Assured Guaranty, 5.00%, 8/01/30	5,250,000	5,445,142
PowerSouth Energy Cooperative, Refunding, Series A, Assured Guaranty, 5.00%, 8/01/37	5,000,000	5,168,250
Chilton County Health Care Authority Limited Obligation Sales Tax Revenue, Chilton County Hospital Project, Series A, 5.00%, 11/01/40	8,425,000	7,460,759
Limestone County Water and Sewer Authority Water Revenue, BAM Insured, 5.00%, 12/01/45	10,500,000	11,945,640
Mobile Water and Sewer Commissioners Water and Sewer Revenue, Refunding, 5.00%, 1/01/36	11,300,000	12,408,191
Phenix City Water and Sewer Revenue, wts., Series A, AGMC Insured, 5.00%, 8/15/40	8,090,000	8,368,458
University of South Alabama Revenue, University Facilities, Series A, BAM Insured, 5.00%, 4/01/49	5,000,000	5,757,800

		142,250,102

Alaska 0.9%
Alaska Municipal Bond Bank GO,
Refunding, Series Three, 5.25%, 10/01/36	16,045,000	18,451,429
Refunding, Series Three, 5.00%, 10/01/39	12,950,000	14,553,728
Alaska State Industrial Development and Export Authority Revenue, Providence Health and Services, Series A, 5.00%, 10/01/40	10,000,000	10,565,700
Alaska State International Airports System Revenue, Refunding, Series C, 5.00%, 10/01/33	12,565,000	13,044,732
Anchorage Electric Revenue, senior lien, Refunding, Series A, 5.00%, 12/01/41	8,875,000	9,925,800
Matanuska-Susitna Borough Lease Revenue, Goose Creek Correctional Center Project, Assured Guaranty, Pre-Refunded, 6.00%, 9/01/32	30,000,000	30,431,400

		96,972,789

Arizona 2.5%
Arizona Board of Regents Arizona State University System Revenue, Series C, 5.00%, 7/01/42	9,000,000	10,422,720
Arizona Board of Regents University of Arizona System Revenue, Speed, Stimulus Plan for Economic and Educational Development, 5.00%, 8/01/44	10,000,000	11,124,000
Arizona State COP,
Department of Administration, Series A, AGMC Insured, 5.25%, 10/01/26	8,500,000	8,628,775
Department of Administration, Series A, AGMC Insured, 5.00%, 10/01/27	14,440,000	14,643,893
Department of Administration, Series A, AGMC Insured, 5.25%, 10/01/28	10,000,000	10,151,500
Department of Administration, Series A, AGMC Insured, 5.00%, 10/01/29	5,000,000	5,070,600
Department of Administration, Series B, AGMC Insured, 5.00%, 10/01/27	8,000,000	8,227,920
Arizona State Lottery Revenue, Department of Administration, Series A, AGMC Insured, 5.00%, 7/01/27	15,000,000	15,333,150
Glendale Municipal Property Corp. Excise Tax Revenue, Subordinate, Refunding, Series C, 5.00%, 7/01/38	15,500,000	16,957,155
Lake Havasu Wastewater System Revenue, senior lien, Refunding, Series B, AGMC Insured, 5.00%, 7/01/40	15,000,000	17,046,000
Maricopa County IDA Senior Living Facilities Revenue, Christian Care Retirement Apartments Inc. Project, Refunding, Series A, 5.00%, 1/01/36	5,000,000	5,610,050
Maricopa County IDAR, Banner Health, Series A, 4.00%, 1/01/41	10,000,000	10,599,900
Mesa Utility Systems Revenue, 4.00%, 7/01/36	19,000,000	19,865,640

16	Annual Report	franklintempleton.com

FRANKLIN FEDERAL TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value

Municipal Bonds (continued)
Arizona (continued)
Phoenix Civic Improvement Corp. Airport Revenue,
junior lien, Refunding, Series D, 4.00%, 7/01/40	$25,000,000	$26,684,000
junior lien, Series A, Pre-Refunded, 5.00%, 7/01/40	24,000,000	24,936,720
Phoenix Civic Improvement Corp. Distribution Revenue,
Capital Appreciation, Civic Plaza Expansion Project, Series B, NATL Insured, 5.50%, 7/01/32	6,000,000	7,991,640
Capital Appreciation, Civic Plaza Expansion Project, Series B, NATL Insured, 5.50%, 7/01/34	5,000,000	6,801,150
Capital Appreciation, Civic Plaza Expansion Project, Series B, NATL Insured, 5.50%, 7/01/35	9,860,000	13,538,076
Phoenix Civic Improvement Corp. Water System Revenue, junior lien, Series A, Pre-Refunded, 5.00%, 7/01/34	10,000,000	10,056,600
Pima County Sewer System Revenue, Obligations, AGMC Insured, Pre-Refunded, 5.00%, 7/01/25	7,000,000	7,273,210
Pinal County Electrical District No. 3 Electric System Revenue, Pre-Refunded, 5.25%, 7/01/36	10,000,000	10,773,000

		261,735,699

Arkansas 0.5%
Bentonville School District No. 6 GO, Benton County, Construction and Refunding, Series B, 4.00%, 6/01/47	27,935,000	29,489,024
University of Arkansas Revenue,
Various Facilities, Fayetteville Campus, 5.00%, 11/01/47	6,500,000	7,599,410
Various Facilities, Fayetteville Campus, Series B, 5.00%, 11/01/37	3,100,000	3,354,944
Various Facilities, Fayetteville Campus, Series B, 5.00%, 11/01/42	9,360,000	10,109,923

		50,553,301

California 10.3%
California Health Facilities Financing Authority Revenue,
Children’s Hospital of Orange County, Series A, 6.50%, 11/01/24	5,000,000	5,125,650
Children’s Hospital of Orange County, Series A, 6.50%, 11/01/38	8,000,000	8,182,880
California Infrastructure and Economic Development Bank Revenue, Bay Area Toll Bridges Seismic Retrofit, first lien, Series A, AMBAC Insured, Pre-Refunded, 5.00%, 7/01/33	24,500,000	31,100,055
California State Economic Recovery GO, Series A, Pre-Refunded, 5.25%, 7/01/21	18,225,000	18,339,635
California State Educational Facilities Authority Revenue, Carnegie Institution of Washington, Refunding, Series A, 5.00%, 7/01/40	24,525,000	25,417,465
California State GO,
Refunding, NATL Insured, 5.00%, 10/01/32	20,000	20,050
Various Purpose, 5.90%, 4/01/23	1,200,000	1,222,032
Various Purpose, 5.00%, 10/01/29	15,000,000	15,207,450
Various Purpose, 6.00%, 11/01/39	25,000,000	25,555,250
Various Purpose, 5.25%, 11/01/40	50,000,000	52,387,000
Various Purpose, FGIC Insured, 6.00%, 5/01/20	850,000	869,346
Various Purpose, Refunding, 5.25%, 3/01/30	30,000,000	30,899,100
Various Purpose, Refunding, 6.00%, 3/01/33	12,000,000	12,445,800
Various Purpose, Refunding, 5.50%, 3/01/40	25,000,000	25,711,750
California State Public Works Board Lease Revenue,
Various Capital Projects, Series A, 5.00%, 4/01/30	18,000,000	19,628,100
Various Capital Projects, Series A, 5.00%, 4/01/33	12,475,000	13,550,095
Various Capital Projects, Series A, AGMC Insured, 5.00%, 4/01/28	13,030,000	14,211,691
Various Capital Projects, Series A, AGMC Insured, 5.00%, 4/01/29	21,000,000	22,873,200
Various Capital Projects, Series G, Subseries G-1, Assured Guaranty, Pre-Refunded, 5.25%, 10/01/24	5,000,000	5,079,500
Various Capital Projects, Series I, Pre-Refunded, 6.125%, 11/01/29	29,300,000	29,986,499
California Statewide CDA, PCR, Southern California Edison Co., Refunding, Series A, 4.50%, 9/01/29	14,830,000	15,208,313
Colton Joint USD, GO, San Bernardino and Riverside Counties, Election of 2008, Series A, Assured Guaranty, Pre-Refunded, 5.375%, 8/01/34	25,000,000	25,241,750

franklintempleton.com	Annual Report	17

FRANKLIN FEDERAL TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Corona-Norco USD,
GO, Riverside County, Capital Appreciation, Election of 2006, Series C, AGMC Insured, 6.20%, 8/01/29	$3,250,000	$4,353,993
GO, Riverside County, Capital Appreciation, Election of 2006, Series C, AGMC Insured, 6.80%, 8/01/39	8,500,000	11,378,440
GO, Riverside County, Capital Appreciation, Election of 2006, Series C, AGMC Insured, zero cpn., 8/01/39	7,500,000	3,585,000
East Side UHSD Santa Clara County GO, Election of 2008, Series B, Assured Guaranty, Pre-Refunded, 5.25%, 8/01/35	23,800,000	24,022,768
Foothill/Eastern Transportation Corridor Agency Toll Road Revenue,
Capital Appreciation, Refunding, Series A, AGMC Insured, zero cpn. to 1/15/24, 5.40% thereafter, 1/15/30	15,475,000	15,561,815
Capital Appreciation, Refunding, Series A, zero cpn. to 1/14/24, 6.85% thereafter, 1/15/42	20,000,000	19,541,200
Refunding, Series A, 5.75%, 1/15/46	25,000,000	28,774,750
Refunding, Series A, 6.00%, 1/15/49	20,000,000	23,415,600
Hartnell Community College District GO, Monterey and San Benito Counties, Capital Appreciation, Election of 2002, Series D, Pre-Refunded, zero cpn., 8/01/39	45,000,000	10,437,750
Jefferson UHSD San Mateo County GO,
Capital Appreciation, Election of 2006, Series D, Pre-Refunded, zero cpn., 8/01/35	10,500,000	3,241,035
Capital Appreciation, Election of 2006, Series D, Pre-Refunded, zero cpn., 8/01/40	10,000,000	2,038,500
Capital Appreciation, Election of 2006, Series D, Pre-Refunded, zero cpn., 8/01/41	13,590,000	2,547,581
Los Angeles Community College District GO, Election of 2008, Series C, Pre-Refunded, 5.25%, 8/01/39	30,000,000	31,414,800
Los Angeles Department of Airports Revenue,
Los Angeles International Airport, Senior, Refunding, Series A, 5.00%, 5/15/40	25,485,000	26,360,665
Los Angeles International Airport, Senior, Series D, 5.00%, 5/15/40	50,000,000	51,718,000
Los Angeles Department of Water and Power Revenue, Power System, Series B, 5.00%, 7/01/31	20,000,000	22,601,600
Los Angeles USD, GO, Series KRY, 5.25%, 7/01/34	36,625,000	38,054,107
M-S-R Energy Authority Gas Revenue, Series B, 6.50%, 11/01/39	12,500,000	18,445,375
New Haven USD,
GO, Alameda County, Capital Appreciation, Assured Guaranty, zero cpn., 8/01/31	2,055,000	1,439,877
GO, Alameda County, Capital Appreciation, Assured Guaranty, zero cpn., 8/01/32	7,830,000	5,247,274
GO, Alameda County, Capital Appreciation, Assured Guaranty, zero cpn., 8/01/33	7,660,000	4,922,546
Pomona USD, GO, Los Angeles County, Election of 2008, Series A, Assured Guaranty, Pre-Refunded, 5.00%, 8/01/29	5,585,000	5,633,869
Rialto USD, GO, Capital Appreciation, Election of 2010, Series A, AGMC Insured, zero cpn., 8/01/36	20,000,000	10,865,800
Richmond Joint Powers Financing Authority Lease Revenue, Civic Center Project, Refunding, Assured Guaranty, 5.75%, 8/01/29	13,315,000	13,442,291
San Diego Public Facilities Financing Authority Water Revenue, Series B, Pre-Refunded, 5.375%, 8/01/34	15,000,000	15,145,050
San Francisco City and County Airport Commission International Airport Revenue, Refunding, Second Series, Series A, 5.00%, 5/01/49	25,000,000	29,422,750
San Francisco City and County COP, Multiple Capital Improvement Projects, Series A, 5.25%, 4/01/31	10,000,000	10,030,400
San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
Capital Appreciation, senior lien, ETM, zero cpn., 1/01/23	7,000,000	6,600,580
senior lien, Refunding, Series A, 5.00%, 1/15/34	50,000,000	56,240,000
San Jose USD Santa Clara County GO, Election of 2012, Series E, 4.00%, 8/01/42	10,600,000	11,368,818
San Mateo UHSD,
GO, Capital Appreciation, Election of 2010, Refunding, Series A, zero cpn. to 9/01/28, 6.70% thereafter, 9/01/41	20,000,000	19,124,200
GO, Capital Appreciation, Election of 2010, Series A, zero cpn. to 9/01/28, 6.45% thereafter, 9/01/33	6,065,000	5,312,637

18	Annual Report	franklintempleton.com

FRANKLIN FEDERAL TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value

Municipal Bonds (continued)
California (continued)
San Mateo-Foster City School District GO, Capital Appreciation, Election of 2008, Series A, zero cpn. to 8/01/26, 6.625% thereafter, 8/01/42	$50,000,000	$47,790,500
Santa Ana USD,
GO, Orange County, Capital Appreciation, Election of 2008, Series B, Assured Guaranty, zero cpn., 8/01/35	10,000,000	6,036,000
GO, Orange County, Capital Appreciation, Election of 2008, Series B, Assured Guaranty, zero cpn., 8/01/36	18,865,000	10,916,798
GO, Orange County, Capital Appreciation, Election of 2008, Series B, Assured Guaranty, zero cpn., 8/01/37	10,000,000	5,529,700
Santa Clara County GO, Election of 2008, Series A, Pre-Refunded, 5.00%, 8/01/34	25,000,000	25,222,000
Upland USD, GO, San Bernardino County, Election of 2008, Series B, Pre-Refunded, zero cpn., 8/01/39	50,075,000	13,800,169
Washington Township Health Care District Revenue, Series A, 6.25%, 7/01/39	3,000,000	3,018,420
West Contra Costa USD,
GO, Contra Costa County, Election of 2005, Series C-1, Assured Guaranty, zero cpn., 8/01/29	10,000,000	7,653,300
GO, Contra Costa County, Election of 2005, Series C-1, Assured Guaranty, zero cpn., 8/01/30	20,845,000	15,300,230
GO, Contra Costa County, Election of 2005, Series C-1, Assured Guaranty, zero cpn., 8/01/31	20,000,000	14,064,200
GO, Contra Costa County, Election of 2005, Series C-1, Assured Guaranty, zero cpn., 8/01/32	10,730,000	7,256,699
Whittier UHSD, GO, Los Angeles County, Capital Appreciation, Election of 2008, Refunding, Series A, zero cpn., 8/01/34	20,000,000	7,727,800

		1,094,867,498

Colorado 2.6%
Colorado Health Facilities Authority Revenue,
Children’s Hospital Colorado Project, Series A, 5.00%, 12/01/41	5,000,000	5,688,300
Children’s Hospital Colorado Project, Series A, 5.00%, 12/01/44	10,200,000	11,582,508
The Evangelical Lutheran Good Samaritan Society Project, Refunding, Series A, 5.00%, 6/01/45	19,000,000	20,749,710
Hospital, Adventist Health System Sunbelt Obligated Group, Refunding, Series A, 5.00%, 11/15/41	30,505,000	34,682,660
Colorado State Health Facilities Authority Hospital Revenue, Adventist Health System/Sunbelt Obligated Group, Series A, 5.00%, 11/15/48	12,000,000	13,868,400
Denver City and County Airport System Revenue,
Department of Aviation, Refunding, Subordinate, Series A, 5.00%, 12/01/38	12,000,000	14,126,640
Department of Aviation, Refunding, Subordinate, Series A, 5.00%, 12/01/43	11,000,000	12,837,660
Department of Aviation, Refunding, Subordinate, Series A, 5.25%, 12/01/48	26,000,000	30,865,900
Department of Aviation, Refunding, Subordinate, Series B, 5.25%, 11/15/33	16,405,000	18,494,833
Series C, NATL Insured, ETM, 6.125%, 11/15/25	3,590,000	4,346,126
Series C, NATL Insured, Pre-Refunded, 6.125%, 11/15/25	4,410,000	4,595,617
Denver City and County Dedicated Tax Revenue,
Capital Appreciation Bonds, Series A-2, zero cpn., 8/01/35	2,000,000	1,105,460
Capital Appreciation Bonds, Series A-2, zero cpn., 8/01/36	2,500,000	1,310,600
Capital Appreciation Bonds, Series A-2, zero cpn., 8/01/37	2,455,000	1,220,798
Capital Appreciation Bonds, Series A-2, zero cpn., 8/01/38	2,000,000	944,880
Current Interest Bonds, Series A-1, 5.00%, 8/01/48	39,690,000	45,705,019
Park Creek Metropolitan District Revenue,
Senior Limited Property Tax Supported, Improvement, Assured Guaranty, Pre-Refunded, 6.25%, 12/01/30	6,000,000	6,161,880
Senior Limited Property Tax Supported, Refunding, Series A, 5.00%, 12/01/46	2,875,000	3,281,007
Public Authority for Colorado Energy Natural Gas Purchase Revenue, 6.50%, 11/15/38	20,000,000	29,835,000
Regional Transportation District Sales Tax Revenue, FasTracks Project, Series A, 5.00%, 11/01/32	10,000,000	10,998,900
University of Colorado Enterprise Revenue, Series A, Pre-Refunded, 5.375%, 6/01/32	3,500,000	3,510,675

		275,912,573

franklintempleton.com	Annual Report	19

FRANKLIN FEDERAL TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value

Municipal Bonds (continued)
Delaware 0.0%†
Kent County Student Housing and Dining Facility Revenue,
CHF-Dover LLC- Delaware State University Project, Series A, 5.00%, 7/01/40	$1,100,000	$1,210,187
CHF-Dover LLC-Delaware State University Project, Series A, 5.00%, 7/01/48	1,485,000	1,621,947
CHF-Dover LLC-Delaware State University Project, Series A, 5.00%, 7/01/53	1,100,000	1,197,163

		4,029,297

District of Columbia 3.0%
District of Columbia Ballpark Revenue,
Series B-1, BHAC Insured, 5.00%, 2/01/24	12,120,000	12,153,330
Series B-1, BHAC Insured, 5.00%, 2/01/25	7,000,000	7,019,250
Series B-1, BHAC Insured, 5.00%, 2/01/26	9,950,000	9,977,363
District of Columbia GO, Refunding, Series A, 5.00%, 10/15/44	25,000,000	30,014,000
District of Columbia Hospital Revenue, Children’s Hospital Obligated Group Issue, Refunding, 5.00%, 7/15/40	6,830,000	7,661,621
District of Columbia Income Tax Secured Revenue,
Refunding, Series A, 5.00%, 12/01/31	10,000,000	10,342,700
Series A, 5.25%, 12/01/34	11,000,000	11,230,890
District of Columbia Revenue,
Assn. of American Medical Colleges Issue, Series B, 5.25%, 10/01/41	15,000,000	15,820,350
The Catholic University of America Issue, Refunding, 5.00%, 10/01/43	4,000,000	4,594,960
The Catholic University of America Issue, Refunding, Series B, 5.00%, 10/01/42	20,660,000	23,576,985
The Catholic University of America Issue, Refunding, Series B, 5.00%, 10/01/47	24,985,000	28,471,157
Deed Tax, Housing Production Trust Fund, New Communities Project, Series A, NATL Insured, 5.00%, 6/01/32	5,000,000	5,012,100
Georgetown University Issue, Growth and Income Securities, Pre-Refunded, AMBAC Insured, 5.00%, 4/01/32	15,370,000	16,350,913
National Academy of Sciences Project, Series A, Pre-Refunded, 5.00%, 4/01/35	10,905,000	11,240,874
National Academy of Sciences Project, Series A, Pre-Refunded, 5.00%, 4/01/40	16,960,000	17,482,368
National Public Radio Inc. Issue, Pre-Refunded, 5.00%, 4/01/35	7,750,000	7,981,570
District of Columbia Tobacco Settlement FICO Revenue, Asset-Backed, Refunding, 6.50%, 5/15/33	25,880,000	28,467,741
District of Columbia Water and Sewer Authority Public Utility Revenue, Green Bonds, senior lien, Series A, 5.00%, 10/01/49	25,000,000	29,458,000
Metropolitan Washington Airports Authority Airport System Revenue,
Refunding, Series A, 5.00%, 10/01/35	5,000,000	5,202,300
Series A, 5.00%, 10/01/39	5,000,000	5,190,900
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Dulles Metrorail and Capital Improvement Projects, Convertible Capital Appreciation, second senior lien, Series C, Assured Guaranty, 6.50%, 10/01/41	25,000,000	31,813,000

		319,062,372

Florida 5.1%
Atlantic Beach Health Care Facilities Revenue,
Fleet Landing Project, Refunding, Series A, 5.00%, 11/15/48	3,000,000	3,303,120
Fleet Landing Project, Series A, 5.00%, 11/15/53	6,000,000	6,590,520
Broward County HFAR,
MFH, Heron Pointe Apartments Project, Series A, SPA FHLMC, 5.65%, 11/01/22	330,000	331,073
MFH, Heron Pointe Apartments Project, Series A, SPA FHLMC, 5.70%, 11/01/29	225,000	225,707
Cape Coral Water and Sewer Revenue,
Refunding, 5.00%, 10/01/39	10,000,000	11,648,200
Series A, AGMC Insured, Pre-Refunded, 5.00%, 10/01/42	21,510,000	23,234,672
Central Expressway Authority Revenue, senior lien, Refunding, 5.00%, 7/01/48	16,000,000	18,681,760
Citizens Property Insurance Corp. Revenue, Coastal Account, senior secured, Series A-1, 5.00%, 6/01/20	20,000,000	20,692,400

20	Annual Report	franklintempleton.com

FRANKLIN FEDERAL TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
Florida (continued)
Clearwater City Water and Sewer Revenue, Series A, Pre-Refunded, 5.25%, 12/01/39	$7,000,000	$7,150,640
Cocoa Water and Sewer Revenue, System, Series B, 5.00%, 10/01/48	10,325,000	12,243,282
Dade County HFA, MFMR, Siesta Pointe Apartments, Series A, AGMC Insured, SPA FHLMC, 5.75%, 9/01/29	1,890,000	1,903,551
Deltona Utility System Revenue, Refunding, AGMC Insured, 5.125%, 10/01/39	5,000,000	5,572,100
Florida State Board of Education GO, Public Education Capital Outlay, Refunding, Series D, 6.00%, 6/01/23	17,500,000	20,533,975
Florida State Municipal Loan Council Revenue, Series D, AGMC Insured, 5.50%, 10/01/41	4,750,000	5,133,135
Gainesville Utilities System Revenue,
Refunding, Series A, 5.00%, 10/01/47	15,000,000	17,973,600
Series A, 5.00%, 10/01/36	7,150,000	8,543,463
Hillsborough County Aviation Authority Revenue,
Tampa International Airport, Passenger Facility Charge, Subordinated, Series A, 5.00%, 10/01/48	20,000,000	23,140,800
Tampa International Airport, Subordinated, Refunding, Series B, 5.00%, 10/01/44	10,000,000	11,251,500
Hillsborough County School Board COP, Master Lease Program, Refunding, Series A, 5.00%, 7/01/28	520,000	568,360
Lee Memorial Health System Hospital Revenue,
Refunding, Series A-1, 5.00%, 4/01/44	4,220,000	4,905,623
Series A, AMBAC Insured, 5.00%, 4/01/37	11,000,000	11,004,180
Martin County Health Facilities Authority Hospital Revenue,
Martin Memorial Medical Center, 5.50%, 11/15/42	3,800,000	4,082,986
Martin Memorial Medical Center, AGMC Insured, 5.50%, 11/15/42	3,800,000	4,087,356
[a] Miami Beach GO, Refunding, 4.00%, 5/01/44	15,000,000	16,212,300
Miami Beach RDA Tax Increment Revenue, City Center/Historic Convention Village, Refunding, Series A, AGMC Insured, 5.00%, 2/01/44	12,000,000	13,412,400
Miami Beach Resort Tax Revenue, 5.00%, 9/01/40	11,000,000	12,590,710
Miami-Dade County Aviation Revenue, Miami International Airport, Hub of the Americas, Series A, Pre-Refunded, 5.50%, 10/01/36	20,000,000	20,323,400
Miami-Dade County Expressway Authority Toll System Revenue,
Refunding, Series A, 5.00%, 7/01/29	10,000,000	10,946,100
Refunding, Series A, 5.00%, 7/01/32	6,375,000	6,978,712
Series A, 5.00%, 7/01/40	30,265,000	31,303,392
Miami-Dade County School Board COP, Master Lease Purchase Agreement, Refunding, Series A, 5.00%, 5/01/31	10,000,000	11,060,600
Miami-Dade County Special Obligation Revenue,
sub. bond, Refunding, Series B, 5.00%, 10/01/31	5,000,000	5,472,750
sub. bond, Refunding, Series B, 5.00%, 10/01/32	4,500,000	4,924,305
sub. bond, Refunding, Series B, 5.00%, 10/01/35	3,250,000	3,547,765
Miami-Dade County Transit System Sales Surtax Revenue, Refunding, 5.00%, 7/01/35	7,000,000	7,947,520
Miami-Dade County Water and Sewer System Revenue, Refunding, Series A, 5.00%, 10/01/42	20,000,000	21,782,200
Orange County Health Facilities Authority Revenue,
Hospital, Orlando Health Obligated Group, Refunding, Series A, 5.00%, 10/01/39	6,000,000	6,814,200
Hospital, Orlando Health Obligated Group, Series A, 5.00%, 10/01/47	5,000,000	5,781,050
Presbyterian Retirement Communities Project, 5.00%, 8/01/47	14,000,000	15,189,440
Orange County School Board COP, Series A, Assured Guaranty, Pre-Refunded, 5.50%, 8/01/34	15,000,000	15,146,700
Orlando-Orange County Expressway Authority Revenue,
Series A, Pre-Refunded, 5.00%, 7/01/40	3,005,000	3,122,285
Series A, Pre-Refunded, 5.00%, 7/01/40	1,995,000	2,071,688
Series C, Pre-Refunded, 5.00%, 7/01/40	15,000,000	15,576,600
Pinellas County Sewer Revenue, AGMC Insured, 5.00%, 10/01/32	610,000	611,720
South Broward Hospital District Revenue, Hospital, South Broward Hospital District Obligated Group, 5.00%, 5/01/45	20,715,000	24,059,851
South Lake County Hospital District Revenue, South Lake Hospital Inc., Series A, 6.25%, 4/01/39	5,735,000	5,751,345

franklintempleton.com	Annual Report	21

FRANKLIN FEDERAL TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value

Municipal Bonds (continued)
Florida (continued)
South Miami Health Facilities Authority Hospital Revenue, Baptist Health South Florida, Refunding, 5.00%, 8/15/42	$15,000,000	$17,220,750
St. Petersburg Public Utility Revenue, Refunding, 4.00%, 10/01/43	15,000,000	16,068,450
Sunrise Utilities System Revenue, AMBAC Insured, Pre-Refunded, 5.20%, 10/01/22	860,000	884,321
Tampa-Hillsborough County Expressway Authority Revenue, 5.00%, 7/01/47	10,000,000	11,485,800
Tohopekaliga Water Authority Utility System Revenue, Refunding, 5.00%, 10/01/46	5,000,000	5,805,000
Town of Davie Water and Sewer Revenue, AGMC Insured, 5.00%, 10/01/32	8,575,000	9,180,824

		544,074,181

Georgia 3.8%
Albany Dougherty Payroll Development Authority Revenue, Darton College Project, AGMC Insured, 5.75%, 6/15/41	5,550,000	5,775,163
Atlanta Airport General Revenue,
Refunding, Series C, 6.00%, 1/01/30	15,000,000	16,075,050
Series A, AGMC Insured, 5.00%, 1/01/40	9,215,000	9,393,126
The Atlanta Development Authority Revenue,
New Downtown Atlanta Stadium Project, senior lien, Series A-1, 5.25%, 7/01/44	3,000,000	3,452,370
Tuff Yamacraw LLC Project, Refunding, Series A, AMBAC Insured, 5.00%, 1/01/24	6,385,000	6,910,230
Tuff Yamacraw LLC Project, Refunding, Series A, AMBAC Insured, 5.00%, 1/01/25	6,955,000	7,636,520
Tuff Yamacraw LLC Project, Refunding, Series A, AMBAC Insured, 5.00%, 1/01/26	5,000,000	5,538,850
Tuff Yamacraw LLC Project, Refunding, Series A, AMBAC Insured, 5.00%, 1/01/27	5,000,000	5,598,150
Atlanta Water and Wastewater Revenue,
Refunding, 5.00%, 11/01/40	29,500,000	33,676,020
Refunding, Series A, 5.00%, 11/01/40	4,655,000	5,514,406
Refunding, Series A, 5.00%, 11/01/41	4,845,000	5,727,178
Refunding, Series B, AGMC Insured, 5.25%, 11/01/34	10,545,000	10,727,956
Refunding, Series B, AGMC Insured, 5.375%, 11/01/39	7,940,000	8,079,506
Refunding, Series C, 4.00%, 11/01/38	13,550,000	14,731,424
Series A, Pre-Refunded, 6.25%, 11/01/34	20,000,000	20,462,800
Series B, AGMC Insured, Pre-Refunded, 5.25%, 11/01/34	19,455,000	19,809,276
Series B, AGMC Insured, Pre-Refunded, 5.375%, 11/01/39	15,060,000	15,343,429
Burke County Development Authority PCR,
Oglethorpe Power Corp. Vogtle Project, Refunding, Series C, 4.125%, 11/01/45	2,500,000	2,569,600
Oglethorpe Power Corp. Vogtle Project, Refunding, Series D, 4.125%, 11/01/45	18,500,000	19,015,040
Clarke County Hospital Authority Revenue, Piedmont Health Care Inc. Project, Refunding, Series A, 5.00%, 7/01/46	10,835,000	12,218,846
DeKalb Newton and Gwinnett County Joint Development Authority Revenue, GGC Foundation LLC Project, Pre-Refunded, 6.00%, 7/01/34	10,000,000	10,071,200
Fayette County Hospital Authority Revenue, Anticipation Certificates, Piedmont Fayette Hospital Project, Refunding, Series A, 5.00%, 7/01/39	11,420,000	12,599,001
Fulton County Development Authority Hospital Revenue, Anticipation Certificates, Wellstar Health System Inc. Project, Series A, 5.00%, 4/01/47	5,000,000	5,678,750
Fulton County Development Authority Revenue, Piedmont Healthcare Inc. Project, Refunding, Series A, 5.00%, 7/01/46	11,005,000	12,410,559
Gainesville and Hall County Hospital Authority Revenue, Anticipation Certificates, Northeast Georgia Health System Inc. Project, Refunding, Series A, 5.00%, 2/15/45	13,040,000	14,749,022
Georgia State GO, Series A-2, 4.00%, 2/01/36	10,000,000	10,973,800
Georgia State Higher Education Facilities Authority Revenue,
USG Real Estate Foundation II LLC Project, Series A, 5.50%, 6/15/34	7,800,000	7,836,426
USG Real Estate Foundation II LLC Project, Series A, Pre-Refunded, 5.50%, 6/15/34	2,200,000	2,210,142
USG Real Estate Foundation III LLC Project, Series A, 5.00%, 6/15/40	3,700,000	3,810,408
USG Real Estate Foundation III LLC Project, Series A, Assured Guaranty, 5.00%, 6/15/38	6,845,000	7,053,841

22	Annual Report	franklintempleton.com

FRANKLIN FEDERAL TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value

Municipal Bonds (continued)
Georgia (continued)
Georgia State Higher Education Facilities Authority Revenue, (continued)
USG Real Estate Foundation III LLC Project, Series A, Assured Guaranty, Pre-Refunded, 5.00%, 6/15/38	$2,405,000	$2,493,961
USG Real Estate Foundation III LLC Project, Series A, Pre-Refunded, 5.00%, 6/15/40	1,300,000	1,348,828
Glynn-Brunswick Memorial Hospital Authority Revenue, Anticipation Certificates, Southeast Georgia Health System Project, 5.00%, 8/01/47	2,250,000	2,508,548
Main Street Natural Gas Inc. Gas Supply Revenue, Series A, 5.00%, 5/15/49	11,500,000	14,410,995
Main Street Natural Gas Inc. Revenue, Gas Project, Series A, 5.50%, 9/15/28	5,000,000	6,254,700
Medical Center Hospital Authority Revenue, Anticipation Certificates, Columbus Regional Healthcare System Inc. Project, AGMC Insured, Pre-Refunded, 5.00%, 8/01/41	7,500,000	7,803,975
Private Colleges and Universities Authority Revenue,
Emory University, Refunding, Series A, 5.00%, 9/01/41	10,000,000	10,656,800
Emory University, Refunding, Series A, 5.00%, 10/01/43	10,000,000	11,049,800
Emory University, Refunding, Series C, 5.25%, 9/01/39	21,000,000	21,232,680
Savannah EDA Revenue, SSU Community Development I LLC Project, Assured Guaranty, 5.75%, 6/15/41	10,000,000	10,433,000

		403,841,376

Hawaii 0.6%
Hawaii State Airports System Revenue, Series A, 5.00%, 7/01/43	15,000,000	17,441,700
Hawaii State Department of Budget and Finance Special Purpose Revenue, Hawaiian Electric Co. Inc. and Subsidiary Projects, 6.50%, 7/01/39	7,500,000	7,571,175
Honolulu City and County Wastewater System Revenue,
First Bond Resolution, Senior Series A, 5.00%, 7/01/47	25,000,000	29,311,000
First Bond Resolution, Senior Series A, Pre-Refunded, 5.00%, 7/01/38	10,000,000	10,724,500

		65,048,375

Idaho 0.1%
Idaho Health Facilities Authority Hospital Revenue, Trinity Health Credit Group, Series D, 4.00%, 12/01/43	6,000,000	6,397,320
Idaho State Health Facilities Authority Revenue,
St. Luke’s Health System Project, Refunding, Series A, 5.00%, 3/01/36	4,200,000	4,854,234
St. Luke’s Health System Project, Refunding, Series A, 5.00%, 3/01/37	3,500,000	4,024,090

		15,275,644

Illinois 3.8%
Bolingbrook GO, Will and DuPage Counties, Capital Appreciation, Refunding, Series A, zero cpn., 1/01/36	19,000,000	8,472,290
Chicago GO, Lakefront Millennium Project, Parking Facilities, NATL Insured, ETM, 5.75%, 1/01/23	8,955,000	10,040,077
Chicago Midway Airport Revenue,
Refunding, Series B, 5.00%, 1/01/46	18,420,000	20,677,371
Refunding, Series C, Assured Guaranty, 5.50%, 1/01/24	15,780,000	17,296,931
Chicago O’Hare International Airport Revenue,
General Airport, senior lien, Series D, 5.25%, 1/01/42	10,000,000	11,662,900
General Airport, senior lien, Series D, 5.00%, 1/01/47	18,000,000	20,590,920
General Airport, third lien, Series A, 5.75%, 1/01/39	840,000	891,332
General Airport, third lien, Series A, Pre-Refunded, 5.75%, 1/01/39	4,160,000	4,445,792
General Airport, third lien, Series C, Assured Guaranty, 5.25%, 1/01/35	39,485,000	40,389,601
Chicago Transit Authority Sales Tax Receipts Revenue, 5.25%, 12/01/40	10,000,000	10,529,100
Illinois State Finance Authority Revenue,
Art Institute of Chicago, Refunding, Series A, 5.25%, 3/01/40	16,000,000	16,443,200
Carle Foundation, Refunding, Series A, 5.00%, 2/15/45	20,000,000	22,292,600
Mercy Health System Corp., Refunding, 5.00%, 12/01/46	30,000,000	32,877,300
Riverside Health System, Pre-Refunded, 6.25%, 11/15/35	2,930,000	3,002,254

franklintempleton.com	Annual Report	23

FRANKLIN FEDERAL TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value

Municipal Bonds (continued)
Illinois (continued)
Illinois State Finance Authority Revenue, (continued)
Riverside Health System, Refunding, 6.25%, 11/15/35	$2,070,000	$2,116,430
Southern Illinois HealthCare Enterprise Inc., AGMC Insured, Pre-Refunded, 5.375%, 3/01/35	8,500,000	8,761,375
Illinois State Finance Authority Student Housing Revenue,
CHF-DeKalb II LLC, Northern Illinois University Project, 6.875%, 10/01/43	15,000,000	15,953,700
CHF-Normal LLC, Illinois State University Project, Pre-Refunded, 7.00%, 4/01/43	7,500,000	8,245,275
Illinois State GO,
AGMC Insured, 5.00%, 3/01/27	11,500,000	12,246,235
Refunding, AGMC Insured, 5.00%, 1/01/23	10,000,000	10,189,300
Illinois State Toll Highway Authority Revenue, Toll Highway, Senior, Refunding, Series A-1, 5.00%, 1/01/31	10,245,000	10,447,749
Metropolitan Pier and Exposition Authority Dedicated State Tax Revenue,
McCormick Place Expansion Project, Capital Appreciation, Refunding, Series B, NATL Insured, 5.50%, 6/15/20	1,080,000	1,084,093
McCormick Place Expansion Project, Capital Appreciation, Refunding, Series B, NATL Insured, 5.55%, 6/15/21	2,540,000	2,549,703
McCormick Place Expansion Project, Capital Appreciation, Series B, NATL Insured, 5.65%, 6/15/22	24,500,000	26,744,935
McCormick Place Expansion Project, Capital Appreciation, Series B, NATL Insured, ETM, 5.65%, 6/15/22	2,855,000	3,198,000
McCormick Place Expansion Project, Capital Appreciation, Series B, NATL Insured, ETM, 5.65%, 6/15/22	2,645,000	2,958,485
Metropolitan Pier and Exposition Authority Hospitality Facilities Revenue, McCormick Place Convention Center, ETM, 7.00%, 7/01/26	10,995,000	13,191,361
Railsplitter Tobacco Settlement Authority Revenue, Pre-Refunded, 6.00%, 6/01/28	14,530,000	15,817,213
Regional Transportation Authority GO, Cook DuPage Kane Lake McHenry and Will Counties, Series A, AMBAC Insured, 7.20%, 11/01/20	325,000	342,362
Southwestern Illinois Development Authority Revenue,
Capital Appreciation, Local Government Program, AGMC Insured, zero cpn., 12/01/24	3,850,000	3,289,902
Capital Appreciation, Local Government Program, AGMC Insured, zero cpn., 12/01/26	7,700,000	6,162,541
St. Clair County School District No. 189 East St. Louis GO, Alternate Revenue Source, Refunding, AMBAC Insured, 5.125%, 1/01/28	7,135,000	7,139,852
University of Illinois University Revenue,
Auxiliary Facilities System, Refunding, Series A, 5.125%, 4/01/36	2,950,000	3,072,868
Auxiliary Facilities System, Refunding, Series A, 5.25%, 4/01/41	5,000,000	5,213,150
Upper Illinois River Valley Development Authority MFHR,
Prairie View and Timber Oaks Apartments, Series A1, 5.00%, 12/01/43	8,550,000	8,849,934
Prairie View and Timber Oaks Apartments, Series A1, 5.00%, 12/01/54	11,000,000	11,303,050
Upper River Valley Development Authority Environmental Facilities Revenue, General Electric Co. Project, 5.45%, 2/01/23	3,600,000	3,608,316

		402,097,497

Indiana 3.0%
Hammond Multi-School Building Corp. Revenue, Lake County, first mortgage, 5.00%, 7/15/38	3,000,000	3,412,620
Indiana Finance Authority Revenue,
Baptist Homes of Indiana Senior Living, Series A, 5.25%, 11/15/46	11,955,000	13,172,019
Baptist Homes of Indiana Senior Living, Series A, 5.00%, 11/15/48	5,000,000	5,459,100
Baptist Homes of Indiana Senior Living, Series A, 5.00%, 11/15/53	10,000,000	10,886,200
Deaconess Health System Obligated Group, Refunding, Series A, 5.00%, 3/01/39	5,000,000	5,561,050
Educational Facilities, Marian University Project, 6.375%, 9/15/41	12,500,000	13,384,625
Stadium Project, Refunding, Series A, 5.25%, 2/01/37	10,000,000	11,763,300

24	Annual Report	franklintempleton.com

FRANKLIN FEDERAL TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value

Municipal Bonds (continued)
Indiana (continued)
Indiana Finance Authority Wastewater Utility Revenue,
Citizens Wastewater of Westfield Project, Series A, 5.00%, 10/01/48	$16,665,000	$19,572,376
CWA Authority Project, first lien, Refunding, Series A, 5.00%, 10/01/39	30,000,000	33,907,200
CWA Authority Project, first lien, Series A, 5.00%, 10/01/37	5,000,000	5,466,650
CWA Authority Project, first lien, Series A, 5.25%, 10/01/38	12,000,000	12,879,960
CWA Authority Project, first lien, Series A, 4.00%, 10/01/42	24,690,000	25,313,916
Indiana State Finance Authority Environmental Revenue, Duke Energy Indiana Inc. Project, Refunding, Series B, 6.00%, 8/01/39	10,000,000	10,103,500
Indiana State Municipal Power Agency Revenue,
Power Supply System, Refunding, Series A, 4.00%, 1/01/42	5,860,000	6,188,043
Power Supply System, Refunding, Series A, 5.00%, 1/01/42	21,290,000	24,352,992
Indianapolis Local Public Improvement Bond Bank Revenue,
Community Justice Campus, Courthouse and Jail Project, Refunding, Series A, 4.00%, 2/01/44	6,050,000	6,545,314
Community Justice Campus, Courthouse and Jail Project, Refunding, Series A, 5.00%, 2/01/49	41,970,000	49,714,304
Pilot Infrastructure Project, Refunding, Series C, 5.00%, 1/01/40	23,225,000	27,274,047
Pilot Infrastructure Project, Series F, AGMC Insured, Pre-Refunded, 5.00%, 1/01/35	10,000,000	10,225,400
Indianapolis Water System Revenue, first lien, Refunding, Series B, 5.00%, 10/01/37	15,000,000	17,523,750
Northern Indiana Commuter Transportation District Revenue, Limited Obligation, 5.00%, 7/01/41	6,000,000	6,800,640
University of Southern Indiana Revenue, Student Fee, Series J, Assured Guaranty, Pre-Refunded, 5.75%, 10/01/28	2,000,000	2,034,400

		321,541,406

Iowa 0.3%
Iowa State Finance Authority Revenue,
Green Bond, Refunding, 5.00%, 8/01/42	16,000,000	18,820,000
UnityPoint Health, Refunding, Series B, 5.00%, 2/15/48	7,500,000	8,607,225

		27,427,225

Kansas 0.8%
Butler County USD No. 490 GO, School Building, El Dorado, Series B, BAM Insured, 4.00%, 9/01/43	10,000,000	10,572,400
Kansas State Development Finance Authority Hospital Revenue,
Adventist Health System/Sunbelt Obligated Group, Series C, Pre-Refunded, 5.75%, 11/15/38	6,110,000	6,244,420
Adventist Health System/Sunbelt Obligated Group, Series C, Pre-Refunded, 5.75%, 11/15/38	140,000	142,967
University of Kansas Hospital Authority Health Facilities Revenue, Kansas University Health System, Refunding, Series A, 5.00%, 3/01/47	23,115,000	26,380,918
Wyandotte County Kansas City Unified Government Utility System Revenue,
Improvement, Refunding, Series A, 5.00%, 9/01/44	3,000,000	3,329,550
Improvement, Series A, 5.00%, 9/01/45	10,000,000	11,257,400
Improvement, Series C, 5.00%, 9/01/41	5,000,000	5,683,500
Improvement, Series C, 5.00%, 9/01/46	16,565,000	18,826,785

		82,437,940

Kentucky 0.2%
Kentucky State Municipal Power Agency Power System Revenue,
Prairie State Project, Refunding, Series A, NATL Insured, 5.00%, 9/01/35	7,750,000	8,798,265
Prairie State Project, Refunding, Series A, NATL Insured, 5.00%, 9/01/42	10,000,000	11,279,500

		20,077,765

franklintempleton.com	Annual Report	25

FRANKLIN FEDERAL TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value

Municipal Bonds (continued)
Louisiana 2.2%
Lafayette Communications System Revenue, Refunding, AGMC Insured, 5.00%, 11/01/30	$5,000,000	$5,784,250
Lafayette Public Trust Financing Authority Revenue,
Ragin’ Cajun Facilities Inc. Housing and Parking Project, AGMC Insured, Pre-Refunded, 5.00%, 10/01/25	5,500,000	5,760,315
Ragin’ Cajun Facilities Inc. Housing and Parking Project, AGMC Insured, Pre-Refunded, 5.50%, 10/01/35	6,000,000	6,325,740
Ragin’ Cajun Facilities Inc. Housing and Parking Project, AGMC Insured, Pre-Refunded, 5.50%, 10/01/41	15,000,000	15,814,350
Louisiana Local Government Environmental Facilities and CDA Revenue,
East Baton Rouge Sewerage Commission Projects, sub. lien, Series A, 5.00%, 2/01/44	5,820,000	6,430,634
LCTCS Act 360 Project, 5.00%, 10/01/39	10,000,000	11,187,000
LCTCS Facilities Corp. Project, Series B, Assured Guaranty, Pre-Refunded, 5.00%, 10/01/26	2,750,000	2,788,830
Southeastern Louisiana University, Student Union/University Facilities Inc. Project, Series A, AGMC Insured, 5.00%, 10/01/40	8,545,000	8,855,525
Louisiana Public Facilities Authority Hospital Revenue,
Franciscan Missionaries of Our Lady Health System Project, Series A, 5.00%, 7/01/47	35,000,000	39,069,450
Franciscan Missionaries of Our Lady Health System Project, Series A, Pre-Refunded, 6.75%, 7/01/39	10,000,000	10,083,300
Louisiana Public Facilities Authority Revenue,
Ochsner Clinic Foundation Project, Pre-Refunded, 6.75%, 5/15/41	15,500,000	17,072,940
Ochsner Clinic Foundation Project, Refunding, 5.00%, 5/15/42	20,000,000	22,550,600
Ochsner Clinic Foundation Project, Refunding, 5.00%, 5/15/47	7,500,000	8,201,175
Ochsner Clinic Foundation Project, Series B, ETM, 5.75%, 5/15/23	10,000,000	11,547,900
Louisiana State Gasoline and Fuels Tax Revenue, second lien, Series B, Pre-Refunded, 5.00%, 5/01/45	13,690,000	14,149,984
Louisiana State Public Facilities Authority Lease Revenue,
Provident Group, Flagship Properties LLC, Louisiana State University Nicholson Gateway Project, Series A, 5.00%, 7/01/51	15,000,000	16,488,300
Provident Group-Flagship Properties LLC, Louisiana State University Nicholson Gateway Project, Series A, 5.00%, 7/01/56	11,295,000	12,344,532
New Orleans Aviation Board Revenue, General Airport, North Terminal Project, Series B, 5.00%, 1/01/48	4,000,000	4,481,080
Shreveport Water and Sewer Revenue, Series B, 5.00%, 12/01/41	10,000,000	11,217,400

		230,153,305

Maine 0.5%
Maine Health and Higher Educational Facilities Authority Revenue, MaineHealth Issue, Refunding, Series A, 5.00%, 7/01/43	3,000,000	3,451,950
Maine State Educational Loan Authority Student Loan Revenue, Supplemental Education Loan Program, Series A-3, Assured Guaranty, 5.875%, 12/01/39	11,625,000	11,658,480
Maine State Health and Higher Educational Facilities Authority Revenue,
Maine General Medical Center Issue, 6.75%, 7/01/36	4,250,000	4,608,020
Maine General Medical Center Issue, 7.00%, 7/01/41	10,000,000	10,870,700
Maine State Turnpike Authority Revenue, 5.00%, 7/01/47	15,500,000	18,308,600
Portland Airport Revenue,
General, AGMC Insured, 5.25%, 1/01/35	3,000,000	3,063,300
General, AGMC Insured, 5.00%, 1/01/40	6,000,000	6,112,320

		58,073,370

26	Annual Report	franklintempleton.com

FRANKLIN FEDERAL TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value

Municipal Bonds (continued)
Maryland 0.9%
Baltimore Revenue,
Mayor and City Council of Baltimore, Wastewater Projects, Series C, 5.00%, 7/01/38	$5,000,000	$5,608,600
Mayor and City Council of Baltimore, Wastewater Projects, Series C, 5.00%, 7/01/43	10,000,000	11,164,500
Mayor and City Council of Baltimore, Water Projects, Subordinate, Refunding, Series C, 5.00%, 7/01/39	10,000,000	11,323,400
Mayor and City Council of Baltimore, Water Projects, Subordinate, Refunding, Series C, 5.00%, 7/01/44	10,000,000	11,285,800
Mayor and City Council of Baltimore, Water Projects, Subordinate, Series A, 5.00%, 7/01/39	9,430,000	10,624,875
Mayor and City Council of Baltimore, Water Projects, Subordinate, Series A, 5.00%, 7/01/44	5,500,000	6,194,815
Maryland State EDC, PCR, Potomac Electric Project, Refunding, 6.20%, 9/01/22	5,000,000	5,094,950
Maryland State Health and Higher Educational Facilities Authority Revenue,
Adventist HealthCare Issue, Series A, 5.50%, 1/01/46	12,500,000	14,294,125
Anne Arundel Health System Issue, Series A, Pre-Refunded, 6.75%, 7/01/39	3,000,000	3,025,230
LifeBridge Health Issue, Refunding, 4.00%, 7/01/42	3,000,000	3,153,630
Medstar Health Issue, Series A, 5.00%, 5/15/42	7,500,000	8,484,900
University of Maryland Medical System Issue, Series B, NATL Insured, ETM, 7.00%, 7/01/22	120,000	134,083

		90,388,908

Massachusetts 3.0%
Massachusetts Bay Transportation Authority Sales Tax Revenue, Refunding, Senior Series A, 5.00%, 7/01/28	10,000,000	12,668,800
Massachusetts Development Finance Agency Revenue,
Brandeis University Issue, Refunding, Series O-1, 5.00%, 10/01/40	19,865,000	20,145,494
Dana-Farber Cancer Institute Issue, Series N, 5.00%, 12/01/41	10,135,000	11,581,467
Partners HealthCare System Issue, Refunding, Series Q, 5.00%, 7/01/47	15,000,000	17,055,900
Partners HealthCare System Issue, Refunding, Series S, 4.00%, 7/01/41	15,415,000	16,339,438
Wellesley College Issue, Series J, 5.00%, 7/01/42	10,000,000	10,928,100
Massachusetts State Department of Transportation Metropolitan Highway System Revenue, Senior, Refunding, Series B, 5.00%, 1/01/37	31,000,000	31,630,230
Massachusetts State Educational Financing Authority Education Loan Revenue,
Issue I, 6.00%, 1/01/28	4,970,000	5,075,265
Issue K, Refunding, 5.25%, 7/01/29	5,500,000	5,901,775
Massachusetts State GO,
Consolidated Loan of 2016, Series G, 4.00%, 9/01/42	20,000,000	21,400,600
Consolidated Loan of 2017, Green Bonds, Series B, 5.00%, 4/01/47	12,335,000	14,310,204
Consolidated Loan of 2019, Series A, 5.25%, 1/01/44	10,000,000	12,229,500
Series A, 5.00%, 1/01/41	15,000,000	17,710,800
Series A, 5.00%, 1/01/46	10,000,000	11,732,600
Massachusetts State Health and Educational Facilities Authority Revenue,
Berklee College of Music Issue, Refunding, Series A, 5.00%, 10/01/37	490,000	491,426
CareGroup Issue, Series A, NATL Insured, Pre-Refunded, 5.00%, 7/01/25	750,000	792,487
Northeastern University Issue, Series A, 5.00%, 10/01/35	20,000,000	20,749,400
Springfield College Issue, Pre-Refunded, 5.50%, 10/15/31	1,710,000	1,740,267
Springfield College Issue, Pre-Refunded, 5.625%, 10/15/40	7,000,000	7,127,820
Massachusetts State School Building Authority Dedicated Sales Tax Revenue, Subordinate, Refunding, Series A, 4.00%, 2/15/43	10,750,000	11,527,117
Massachusetts State Transportation Fund Revenue,
Accelerated Bridge Program, Series A, 4.00%, 6/01/35	10,000,000	10,350,700
Rail Enhancement and Accelerated Bridge Programs, Series A, 5.00%, 6/01/47	25,055,000	29,256,473
Massachusetts State Water Pollution Abatement Trust Revenue,
MWRA Program, Series A, 5.00%, 8/01/32	225,000	225,596
Water Pollution Abatement, MWRA Program, Subordinate, Refunding, Series A, 5.75%, 8/01/29	450,000	451,548

franklintempleton.com	Annual Report	27

FRANKLIN FEDERAL TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value

Municipal Bonds (continued)
Massachusetts (continued)
University of Massachusetts Building Authority Project Revenue, Senior Series 1, 5.00%, 11/01/39	$20,000,000	$22,827,800

		314,250,807

Michigan 2.5%
Detroit City School District GO,
School Building and Site Improvement, Refunding, Series A, 5.00%, 5/01/30	1,245,000	1,347,949
School Building and Site Improvement, Refunding, Series A, 5.00%, 5/01/33	1,500,000	1,619,070
Detroit Sewage Disposal System Revenue, second lien, Series B, NATL Insured, 5.00%, 7/01/36	10,000	10,025
Detroit Water and Sewerage Department Sewage Disposal System Revenue,
senior lien, Refunding, Series A, 5.25%, 7/01/39	12,000,000	12,997,320
senior lien, Refunding, Series A, AGMC Insured, 5.00%, 7/01/39	10,000,000	10,787,200
Detroit Water Supply System Revenue,	5,000,000	5,043,750
second lien, Series B, AGMC Insured, Pre-Refunded, 7.00%, 7/01/36
senior lien, Series B, NATL Insured, 5.00%, 7/01/34	10,000	10,025
Jackson County Hospital Finance Authority Revenue, W.A. Foote Memorial Hospital, Series C, Assured Guaranty, Pre-Refunded, 5.00%, 6/01/26	15,000,000	15,535,800
Michigan Finance Authority Revenue,
Hospital, Beaumont Health Credit Group, Series A, 5.00%, 11/01/44	20,925,000	23,293,291
[a] Hospital, Henry Ford Health System, Series A, 5.00%, 11/15/48	10,000,000	11,713,100
Hospital, Trinity Health Credit Group, Refunding, Series MI, 5.00%, 12/01/39	29,610,000	31,664,046
Hospital, Trinity Health Credit Group, Series MI, Pre-Refunded, 5.00%, 12/01/39	140,000	151,763
Michigan Hospital Finance Authority Revenue,
Ascension Health Senior Credit Group, Refunding, Series F-8, 5.00%, 11/15/47	10,000,000	11,409,100
MidMichigan Obligated Group, Series A, Pre-Refunded, 6.00%, 6/01/29	4,000,000	4,014,200
MidMichigan Obligated Group, Series A, Pre-Refunded, 6.125%, 6/01/39	5,000,000	5,018,250
Trinity Health Credit Group, Refunding, Series C, 5.00%, 12/01/34	9,230,000	9,923,358
Trinity Health Credit Group, Series C, Pre-Refunded, 5.00%, 12/01/34	770,000	846,422
Michigan State Building Authority Revenue,
Facilities Program, Refunding, Series I-A, 5.375%, 10/15/36	6,730,000	7,268,063
Facilities Program, Refunding, Series I-A, 5.25%, 10/15/44	20,655,000	23,201,555
Facilities Program, Series H, 5.125%, 10/15/33	12,500,000	12,680,125
Facilities Program, Series H, AGMC Insured, 5.00%, 10/15/26	5,000,000	5,072,700
Michigan State GO,
Environmental Program, Series A, Pre-Refunded, 6.00%, 11/01/24	1,000,000	1,000,000
Environmental Program, Series A, Pre-Refunded, 5.50%, 11/01/25	1,000,000	1,000,000
Michigan State Strategic Fund Limited Obligation Revenue,
The Detroit Edison Co. Exempt Facilities Project, Refunding, Series KT, 5.625%, 7/01/20	7,000,000	7,290,290
The Detroit Edison Co. Pollution Control Bonds Project, Refunding, Collateralized, Series BB, AMBAC Insured, 7.00%, 5/01/21	250,000	273,683
I-75 Improvement Project, 5.00%, 12/31/43	10,000,000	11,456,300
Michigan Tobacco Settlement Finance Authority Revenue, Tobacco Settlement Asset-Backed, Senior, Series A, 6.00%, 6/01/34	40,000,000	39,540,400
Royal Oak Hospital Finance Authority Hospital Revenue, William Beaumont Hospital Obligated Group, Series W, Pre-Refunded, 6.375%, 8/01/29	10,000,000	10,115,400

		264,283,185

Minnesota 0.1%
St. Cloud Health Care Revenue, CentraCare Health System, Refunding, 5.00%, 5/01/48	10,000,000	11,743,900

28	Annual Report	franklintempleton.com

FRANKLIN FEDERAL TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value

Municipal Bonds (continued)
Mississippi 0.8%
Medical Center Educational Building Corp. Revenue, University of Mississippi Medical Center, Refunding, Series A, 5.00%, 6/01/47	$25,000,000	$28,586,750
Mississippi Development Bank Special Obligation Revenue,
City of Jackson Capital City Convention Center Project, Refunding, Series A, 5.00%, 3/01/36	10,000,000	11,917,000
City of Jackson Water and Sewer System Project, AGMC Insured, 6.875%, 12/01/40	3,400,000	4,028,762
Mississippi Hospital Equipment and Facilities Authority Revenue,
Baptist Memorial Health Care, Series A, 5.00%, 9/01/36	6,350,000	7,095,300
Baptist Memorial Health Care, Series A, 5.00%, 9/01/46	34,000,000	37,462,560

		89,090,372

Missouri 0.4%
Bi-State Development Agency Missouri-Illinois Metropolitan District Mass Transit Sales Tax Appropriation Revenue, Metrolink Cross County Extension Project, Refunding, Assured Guaranty, 5.00%, 10/01/39	6,000,000	6,075,180
Missouri State Health and Educational Facilities Authority Health Facilities Revenue,
Mercy Health, Series F, 5.00%, 11/15/45	25,000,000	27,672,500
SSM Health, Series A, 5.00%, 6/01/48	7,500,000	8,599,650
Missouri State Health and Educational Facilities Authority Revenue, Senior Living Facilities, Lutheran Senior Services Projects, Series A, 5.00%, 2/01/42	4,000,000	4,363,680

		46,711,010

Montana 0.2%
Montana State Facility Finance Authority Health Care Facilities Revenue, Kalispell Regional Medical Center Obligated Group, Series B, 5.00%, 7/01/43	6,440,000	7,192,256
Montana State Facility Finance Authority Revenue,
Benefits Health System Obligated Group, Refunding, 5.00%, 2/15/41	2,650,000	2,973,618
Billings Clinic Obligated Group, Refunding, Series A, 5.00%, 8/15/48	10,000,000	11,711,900

		21,877,774

Nebraska 0.9%
Douglas County Hospital Authority No. 2 Revenue, Health Facilities, Children’s Hospital Obligated Group, 5.00%, 11/15/47	10,000,000	11,338,900
Lancaster County Hospital Authority Revenue, Bryan Memorial Hospital Project No. 1, NATL Insured, ETM, 6.70%, 6/01/22	1,195,000	1,284,231
Omaha Public Facilities Corp. Lease Revenue, Baseball Stadium Project, Pre-Refunded, 5.00%, 6/01/36	9,000,000	9,024,750
Omaha Public Power District Electric System Revenue, Series C, Pre-Refunded, 5.00%, 2/01/39	23,305,000	24,685,122
Omaha Public Power District Separate Electric System Revenue,
Nebraska City 2, Refunding, Series A, 5.00%, 2/01/49	10,000,000	11,264,400
Nebraska City 2, Series A, 5.25%, 2/01/42	10,000,000	11,455,800
Public Power Generation Agency Revenue,
Whelan Energy Center Unit 2, Refunding, Series A, 5.00%, 1/01/39	7,340,000	8,257,720
Whelan Energy Center Unit 2, Refunding, Series A, 5.00%, 1/01/41	5,140,000	5,755,412
University of Nebraska Revenue,
Lincoln Student Fees and Facilities, 5.00%, 7/01/37	5,000,000	5,383,200
Lincoln Student Fees and Facilities, 5.00%, 7/01/42	7,500,000	8,062,650

		96,512,185

Nevada 0.4%
Carson City Hospital Revenue, Carson Tahoe Regional Healthcare Project, Refunding, Series A, 5.00%, 9/01/47	2,775,000	3,064,654
Clark County Passenger Facility Charge Revenue,
Las Vegas, McCarran International Airport, Series A, AGMC Insured, 5.25%, 7/01/39	20,000,000	20,410,000
Las Vegas, McCarran International Airport, Series A, AGMC Insured, 5.25%, 7/01/42	5,000,000	5,101,500

franklintempleton.com	Annual Report	29

FRANKLIN FEDERAL TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value

Municipal Bonds (continued)
Nevada (continued)
Las Vegas Convention and Visitors Authority Convention Center Expansion Revenue, Series B, 5.00%, 7/01/43	$10,000,000	$11,645,300
Reno Hospital Revenue,
Washoe Medical Center Project, Refunding, Series C, AGMC Insured, 5.375%, 6/01/39	1,535,000	1,583,184
Washoe Medical Center Project, Series C, AGMC Insured, Pre-Refunded, 5.375%, 6/01/39	3,465,000	3,602,630

		45,407,268

New Hampshire 0.4%
New Hampshire Health and Education Facilities Authority Revenue,
Concord Hospital Trust, 5.00%, 10/01/47	6,000,000	6,818,160
Elliot Hospital Issue, Refunding, 5.00%, 10/01/38	4,000,000	4,538,080
University System of New Hampshire Issue, Refunding, 5.00%, 7/01/45	10,350,000	11,746,215
New Hampshire Municipal Bond Bank Revenue, Series B, Pre-Refunded, 5.00%, 8/15/39	11,250,000	11,742,075
New Hampshire State Business Finance Authority Revenue, Elliot Hospital Obligated Group, Series A, Pre-Refunded, 6.125%, 10/01/39	5,000,000	5,092,650

		39,937,180

New Jersey 1.5%
Bayonne GO, Hudson County, General Improvement, Pre-Refunded, 5.75%, 7/01/35	9,000,000	9,061,200
New Jersey EDA Revenue,
Municipal Rehabilitation, Series A, AMBAC Insured, 5.00%, 4/01/28	4,000,000	4,009,520
School Facilities Construction, Series AAA, 5.00%, 6/15/41	26,000,000	28,152,280
School Facilities Construction, Series NN, 5.00%, 3/01/28	22,000,000	23,694,880
New Jersey State COP,
Equipment Lease Purchase Agreement, Series A, Pre-Refunded, 5.25%, 6/15/25	20,305,000	20,393,733
Equipment Lease Purchase Agreement, Series A, Pre-Refunded, 5.25%, 6/15/26	8,000,000	8,034,960
Equipment Lease Purchase Agreement, Series A, Pre-Refunded, 5.25%, 6/15/27	4,000,000	4,017,480
Equipment Lease Purchase Agreement, Series A, Pre-Refunded, 5.25%, 6/15/28	2,000,000	2,008,740
New Jersey State Educational Facilities Authority Revenue, Higher Education Capital Improvement Fund Issue, Series B, 5.00%, 9/01/36	14,000,000	15,308,020
New Jersey State Transportation Trust Fund Authority Revenue,
Transportation Program, Series AA, 5.00%, 6/15/45	15,000,000	16,054,200
Transportation System, Series B, 5.25%, 6/15/36	10,000,000	10,437,300
New Jersey State Turnpike Authority Revenue, Turnpike, Series E, 5.00%, 1/01/45	11,475,000	12,876,901

		154,049,214

New Mexico 0.3%
New Mexico Hospital Equipment Loan Council Hospital System Revenue,
Presbyterian Healthcare Services, Refunding, Series A, 5.00%, 8/01/44	10,000,000	11,211,700
Presbyterian Healthcare Services, Refunding, Series A, 5.00%, 8/01/46	15,000,000	17,277,000

		28,488,700

New York 11.1%
Hudson Yards Infrastructure Corp. Revenue,
Senior, Fiscal 2012, Series A, AGMC Insured, 5.00%, 2/15/47	15,745,000	16,517,135
Senior, Fiscal 2012, Series A, AGMC Insured, Pre-Refunded, 5.00%, 2/15/47	730,000	774,581
Long Island Power Authority Electric System Revenue,
General, Refunding, Series B, 5.00%, 9/01/46	13,000,000	14,876,550
General, Series A, Pre-Refunded, 6.00%, 5/01/33	12,500,000	12,500,000
MTA Dedicated Tax Fund Revenue,
Build America Bonds, Series B, Pre-Refunded, 5.25%, 11/15/28	6,000,000	6,120,960
Build America Bonds, Series B, Pre-Refunded, 5.25%, 11/15/29	4,000,000	4,080,640
Build America Bonds, Series B, Pre-Refunded, 5.25%, 11/15/30	3,000,000	3,060,480
Build America Bonds, Series B, Pre-Refunded, 5.00%, 11/15/34	15,000,000	15,282,450

30	Annual Report	franklintempleton.com

FRANKLIN FEDERAL TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value

Municipal Bonds (continued)
New York (continued)
MTA Revenue,
Transportation, Refunding, Series D, 4.00%, 11/15/42	$10,000,000	$10,645,300
Transportation, Series A, 5.00%, 11/15/38	11,800,000	12,902,356
Transportation, Series D, Pre-Refunded, 5.00%, 11/15/34	10,000,000	10,532,600
Transportation, Series D, Pre-Refunded, 5.00%, 11/15/36	9,500,000	10,331,725
Transportation, Series D, Pre-Refunded, 5.25%, 11/15/40	15,000,000	15,855,600
Transportation, Series D, Sub Series D-1, 5.00%, 11/15/39	15,000,000	16,785,450
Transportation, Sub Series A-1, 5.00%, 11/15/40	30,000,000	32,731,200
New York City GO,
Fiscal 2002, Series D, 5.50%, 6/01/24	180,000	180,574
Fiscal 2010, Refunding, Series C, 5.00%, 8/01/23	24,620,000	24,832,963
Series E-1, 5.00%, 3/01/40	14,570,000	17,348,208
Series F, 5.25%, 1/15/23	5,000	5,015
New York City Municipal Water Finance Authority Water and Sewer System Revenue,
Second General Resolution, Fiscal 2009, Refunding, Series FF, Subseries FF-2, 5.50%, 6/15/40	15,000,000	15,067,650
Second General Resolution, Fiscal 2011, Series GG, Pre-Refunded, 5.00%, 6/15/43	25,000,000	26,834,500
Second General Resolution, Fiscal 2012, Series AA, Pre-Refunded, 5.00%, 6/15/34	10,000,000	10,733,800
Second General Resolution, Fiscal 2012, Series AA, Pre-Refunded, 5.00%, 6/15/44	21,550,000	23,131,339
Second General Resolution, Fiscal 2013, Refunding, Series DD, 5.00%, 6/15/35	30,705,000	34,231,469
Second General Resolution, Fiscal 2014, Refunding, Series BB, 5.00%, 6/15/46	15,000,000	16,611,450
Second General Resolution, Fiscal 2015, Refunding, Series FF, 5.00%, 6/15/39	10,000,000	11,459,600
Second General Resolution, Fiscal 2015, Refunding, Series HH, 5.00%, 6/15/39	15,000,000	17,189,400
Second General Resolution, Fiscal 2017, Series CC, Subseries CC-2, 5.00%, 6/15/46	32,500,000	37,438,700
Second General Resolution, Fiscal 2019, Series DD-1, 5.25%, 6/15/49	12,000,000	14,483,640
Second General Resolution, Refunding, Series EE, 5.25%, 6/15/40	64,970,000	65,251,945
New York City Transitional Finance Authority Building Aid Revenue,
Fiscal 2011, Series S-2, Subseries S-2A, 5.00%, 7/15/40	35,000,000	37,265,200
Fiscal 2012, Series S-1, Subseries S-1A, 5.25%, 7/15/37	30,300,000	32,593,407
New York City Transitional Finance Authority Revenue,
Future Tax Secured, Subordinate, Fiscal 2011, Series C, 5.00%, 11/01/39	15,000,000	15,694,200
Future Tax Secured, Subordinate, Fiscal 2014, Series A, Subseries A-1, 5.00%, 11/01/34	15,000,000	16,911,600
Future Tax Secured, Subordinate, Fiscal 2016, Series E, Subseries E-1, 5.00%, 2/01/38	10,000,000	11,548,600
Future Tax Secured, Subordinate, Fiscal 2017, Series B, Subseries B-1, 5.00%, 8/01/36	10,000,000	11,707,500
Future Tax Secured, Subordinate, Fiscal 2017, Series B, Subseries B-1, 5.00%, 8/01/38	10,000,000	11,640,600
Future Tax Secured, Subordinate, Fiscal 2017, Series F, Subseries F-1, 5.00%, 5/01/42	11,095,000	12,947,310
Future Tax Secured, Subordinate, Fiscal 2018, Series C, Subseries C-2, 5.00%, 5/01/38	11,945,000	14,273,081
New York Liberty Development Corp. Liberty Revenue,
One World Trade Center, Secured by Port Authority Bonds, 5.25%, 12/15/43	25,000,000	27,195,000
Seven World Trade Center Project, Refunding, 5.00%, 9/15/43	6,500,000	6,991,920
New York Liberty Development Corp. Revenue,
Goldman Sachs Headquarters Issue, 5.50%, 10/01/37	24,995,000	33,156,117
Goldman Sachs Headquarters Issue, Second Tranche, 5.25%, 10/01/35	40,000,000	51,363,200
Second Priority Liberty, Bank of America Tower at One Bryant Park Project, Class 1, Refunding, 5.625%, 1/15/46	25,000,000	25,687,250
New York State Dormitory Authority Revenues, Lease, State University Dormitory Facilities, Series A, 5.00%, 7/01/41	10,000,000	10,640,400
New York State Dormitory Authority Sales Tax Revenue,
Bid Group 3, Refunding, Series E, 5.00%, 3/15/42	59,480,000	70,869,825
Bid Group 4, Refunding, Series E, 5.00%, 3/15/46	73,130,000	86,629,798
Bid Group C, Series A, 5.00%, 3/15/43	10,000,000	11,654,500
Refunding, Series C, 5.00%, 3/15/42	33,280,000	39,350,938
State Supported Debt, Series A, 5.00%, 3/15/45	25,000,000	29,414,750

franklintempleton.com	Annual Report	31

FRANKLIN FEDERAL TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value

Municipal Bonds (continued)
New York (continued)
New York State Dormitory Authority State Personal Income Tax Revenue,
Bidding Group 3 Bonds, Refunding, Series B, 5.00%, 2/15/42	$24,410,000	$28,663,442
General Purpose, Series A, 5.00%, 2/15/36	15,000,000	16,612,050
Group C, Series B, 5.00%, 2/15/40	20,000,000	22,734,200
New York State Thruway Authority General Junior Indebtedness Obligations Revenue, junior lien, Series A, 5.00%, 1/01/51	9,000,000	10,174,680
New York State Urban Development Corp. Revenue, State Personal Income Tax, General Purpose, Series A, 5.00%, 3/15/31	10,000,000	10,575,900
Port Authority of New York and New Jersey Revenue, Consolidated, Refunding, One Hundred Seventy-Ninth Series, 5.00%, 12/01/38	20,000,000	22,538,000
Triborough Bridge and Tunnel Authority Revenue, General Purpose, Series B, Pre-Refunded, 5.50%, 1/01/30	15,000,000	16,464,450

		1,183,095,198

North Carolina 1.8%
Charlotte COP, Cultural Arts Facilities, Refunding, Series E, 5.00%, 6/01/34	13,000,000	13,032,500
North Carolina Eastern Municipal Power Agency Power System Revenue,
Series B, ETM, 6.00%, 1/01/22	1,250,000	1,392,500
Series B, ETM, 6.25%, 1/01/23	39,030,000	45,326,320
North Carolina State Capital Improvement Limited Obligation Revenue,
Series A, Pre-Refunded, 5.00%, 5/01/23	20,000,000	20,682,200
Series A, Pre-Refunded, 5.00%, 5/01/26	20,000,000	20,682,200
North Carolina Turnpike Authority Revenue,
Triangle Expressway System, Appropriation, Refunding, Series A, 4.00%, 1/01/39	10,000,000	10,914,300
Triangle Expressway System, Capital Appreciation, Series B, Assured Guaranty, zero cpn., 1/01/33	25,000,000	16,066,250
Triangle Expressway System, Capital Appreciation, Series B, Assured Guaranty, zero cpn., 1/01/34	15,000,000	9,246,450
Triangle Expressway System, Capital Appreciation, Series B, Assured Guaranty, zero cpn., 1/01/35	15,215,000	9,017,474
Raleigh Combined Enterprise System Revenue, Pre-Refunded, 5.00%, 3/01/40	15,830,000	16,811,618
Wake County GO, Refunding, Series C, 5.00%, 3/01/25	21,780,000	25,814,309

		188,986,121

North Dakota 0.2%
University of North Dakota COP,
Infrastructure Energy Improvement Project, Green Certificates, Series A, 5.00%, 4/01/48	5,500,000	6,289,965
Infrastructure Energy Improvement Project, Green Certificates, Series A, 5.00%, 4/01/57	10,000,000	11,291,000

		17,580,965

Ohio 3.6%
Akron Income Tax Revenue, Community Learning Centers, Refunding, Series A, 5.00%, 12/01/29	10,000,000	10,925,400
American Municipal Power Inc. Revenue,
Combined Hydroelectric Projects, Green Bonds, Refunding, Series A, 5.00%, 2/15/46	20,000,000	22,425,000
Prairie State Energy Campus Project, Refunding, Series A, 5.00%, 2/15/39	5,000,000	5,548,950
Prairie State Energy Campus Project, Refunding, Series A, 5.00%, 2/15/42	2,500,000	2,765,450
Bowling Green Student Housing Revenue, CFP I LLC, State University Project, Pre-Refunded, 6.00%, 6/01/45	6,750,000	7,066,778
Buckeye Tobacco Settlement Financing Authority Revenue,
Tobacco Settlement, Senior, Convertible, Capital Appreciation, Turbo Term, Series A-3, 6.25%, 6/01/37	15,000,000	14,807,400
Tobacco Settlement, Senior, Turbo Term, Series A-2, 5.75%, 6/01/34	10,000,000	9,493,200
Butler County Hospital Facilities Revenue, UC Health, Refunding, 5.00%, 11/15/45	7,500,000	8,377,125
Cleveland Airport System Revenue, Refunding, Series A, AGMC Insured, 5.00%, 1/01/28	9,500,000	10,248,600
Cleveland-Cuyahoga County Port Authority Development Lease Revenue, Administrative Headquarters Project, 5.00%, 7/01/37	6,000,000	7,525,680
Franklin County Hospital Facilities Revenue, OhioHealth Corp., 5.00%, 5/15/40	10,000,000	11,231,700

32	Annual Report	franklintempleton.com

FRANKLIN FEDERAL TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value

Municipal Bonds (continued)
Ohio (continued)
Franklin County Revenue,
Trinity Health Credit Group, Series A-OH, 5.00%, 12/01/47	$10,800,000	$12,480,588
Trinity Health Credit Group, Series OH, 5.00%, 12/01/46	10,000,000	11,486,800
Hamilton County Healthcare Facilities Revenue, The Christ Hospital Project, AGMC Insured, 5.00%, 6/01/42	22,500,000	23,887,350
Hamilton County Sewer System Revenue, The Metropolitan Sewer District of Greater Cincinnati, Improvement and Refunding, Series A, 5.00%, 12/01/38	12,000,000	13,445,640
JobsOhio Beverage System Statewide Liquor Profits Revenue, senior lien, Series A, 5.00%, 1/01/38	21,060,000	23,078,601
Kent State University Revenues, General Receipts, Series A, 5.00%, 5/01/37	10,500,000	11,325,405
Northeast Regional Sewer District Revenue,
Wastewater Improvement, Refunding, 4.00%, 11/15/38	10,000,000	10,877,700
Wastewater Improvement, Refunding, 4.00%, 11/15/43	10,000,000	10,793,100
Ohio State Air Quality Development Authority Revenue, Environmental Improvement, Buckeye Power Inc. Project, 6.00%, 12/01/40	15,000,000	15,959,250
Ohio State Higher Educational Facility Commission Revenue, Hospital Facilities, Summa Health System, 2010 Project, Refunding, AGMC Insured, 5.25%, 11/15/40	15,000,000	15,454,950
[a] Ohio State Hospital Facility Revenue, Cleveland Clinic Health System Obligated Group, Series B, 4.00%, 1/01/43	12,130,000	13,029,439
Ohio State Hospital Revenue,
Cleveland Clinic Health System Obligated Group, Refunding, Series A, 4.00%, 1/01/36	6,500,000	7,106,775
University Hospitals Health System Inc., Refunding, Series A, AGMC Insured, 5.00%, 1/15/41	7,000,000	7,390,530
Ohio State Turnpike and Infrastructure Commission Revenue, Infrastructure Projects, Capital Appreciation, junior lien, Series A-3, zero cpn. to 2/14/23, 5.75% thereafter, 2/15/35	35,000,000	37,027,550
Ohio State Turnpike Revenue, Series A, 5.00%, 2/15/43	20,000,000	23,567,000
Ohio State University Revenue, Special Purpose, General Receipts, Series A, 5.00%, 6/01/38	10,000,000	11,072,700
Toledo Water System Revenue, Improvement and Refunding, 5.00%, 11/15/38	20,000,000	21,994,400

		380,393,061

Oklahoma 0.1%
Edmond Public Works Authority Sales Tax and Utility System Revenue,
5.00%, 7/01/42	4,000,000	4,647,800
5.00%, 7/01/47	4,500,000	5,207,490
McGee Creek Authority Water Revenue, NATL Insured, 6.00%, 1/01/23	155,000	167,479

		10,022,769

Oregon 0.8%
Clackamas County School District No. 62 Oregon City GO, Refunding, Series B, 5.00%, 6/15/49	20,000,000	23,666,200
Medford Hospital Facilities Authority Revenue, Hospital, Asante Health System, Series A, AGMC Insured, 5.00%, 8/15/40	4,935,000	5,081,323
Oregon Health and Science University Revenue, Series A, Pre-Refunded, 5.75%, 7/01/39	5,000,000	5,033,600
Port of Portland International Airport Revenue, Portland International Airport, Series Twenty-Five B, 5.00%, 7/01/49	12,720,000	14,961,391
Portland Sewer System Revenue, second lien, Series A, 5.00%, 3/01/35	11,540,000	11,832,193
University of Oregon General Revenue, Series A, 5.00%, 4/01/48	14,500,000	17,026,045
Washington Clackamas and Yamhill Counties Sherwood School District No. 88J GO,
Series A, zero cpn., 6/15/41	5,725,000	2,455,567
Series A, zero cpn., 6/15/42	5,900,000	2,421,360
Series A, zero cpn., 6/15/43	5,500,000	2,159,300

		84,636,979

franklintempleton.com	Annual Report	33

FRANKLIN FEDERAL TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value

Municipal Bonds (continued)
Pennsylvania 2.9%
Allegheny County Sanitary Authority Sewer Revenue, Allegheny County, BAM Insured, 5.25%, 12/01/44	$5,000,000	$5,653,800
Bucks County Water and Sewer Authority Water System Revenue,
AGMC Insured, Pre-Refunded, 5.00%, 12/01/33	5,500,000	5,976,630
AGMC Insured, Pre-Refunded, 5.00%, 12/01/37	10,520,000	11,431,663
AGMC Insured, Pre-Refunded, 5.00%, 12/01/41	5,110,000	5,552,833
Commonwealth Financing Authority Revenue,
Series A, 5.00%, 6/01/33	4,550,000	5,168,572
Series B, 5.00%, 6/01/42	5,400,000	5,802,948
Delaware County Regional Water Quality Control Authority Revenue,
Sewer, 5.00%, 11/01/41	5,000,000	5,794,900
Sewer, 5.00%, 11/01/46	10,315,000	11,915,888
Delaware River Port Authority Revenue, Series D, AGMC Insured, Pre-Refunded, 5.00%, 1/01/40	15,000,000	15,343,200
Erie Water Authority Water Revenue, Erie County, Refunding, 5.00%, 12/01/43	5,000,000	5,694,500
Lackawanna County GO,
Refunding, Series B, AGMC Insured, 5.00%, 9/01/35	2,850,000	2,952,657
Series B, AGMC Insured, Pre-Refunded, 5.00%, 9/01/35	4,650,000	4,854,088
Montgomery County IDAR, Meadowood Senior Living Project, Refunding, Series A, 5.00%, 12/01/48	9,000,000	9,709,740
Montour School District GO,
Series A, AGMC Insured, 5.00%, 4/01/40	3,170,000	3,560,005
Series A, AGMC Insured, 5.00%, 4/01/41	2,000,000	2,243,360
Series A, AGMC Insured, 5.00%, 4/01/42	2,000,000	2,243,360
Pennsylvania Convention Center Authority Revenue, Series A, FGIC Insured, ETM, 6.00%, 9/01/19	190,000	192,732
Pennsylvania State Economic Development Financing Authority Revenue,
Water Facilities, Aqua Pennsylvania Inc. Project, Series B, 5.00%, 12/01/43	20,000,000	20,889,600
Water Facility, Pennsylvania-American Water Co. Project, 6.20%, 4/01/39	12,500,000	12,542,125
Pennsylvania State GO, Refunding, First Series, AGMC Insured, 5.00%, 8/15/26	20,805,000	24,706,145
Pennsylvania State Turnpike Commission Turnpike Revenue,
Subordinate, Convertible Capital Appreciation, Series C, AGMC Insured, 6.25%, 6/01/33	5,000,000	6,261,200
Subordinate, Series A, Assured Guaranty, Pre-Refunded, 5.00%, 6/01/39	8,690,000	8,713,857
Subordinate, Series B, Pre-Refunded, 5.75%, 6/01/39	20,000,000	20,067,000
Subseries A, Assured Guaranty, Pre-Refunded, 5.00%, 6/01/39	1,310,000	1,313,550
Philadelphia GO,
Refunding, Series A, AGMC Insured, 5.00%, 8/01/24	9,805,000	9,882,656
Series A, AGMC Insured, Pre-Refunded, 5.00%, 8/01/24	1,195,000	1,205,217
Philadelphia School District GO,
Refunding, Series F, 5.00%, 9/01/33	6,415,000	7,320,670
Refunding, Series F, 5.00%, 9/01/36	4,090,000	4,630,003
Philadelphia Water and Wastewater Revenue,
Series A, 5.00%, 7/01/45	15,000,000	16,686,150
Series C, AGMC Insured, 5.00%, 8/01/40	7,000,000	7,292,530
Pittsburgh and Allegheny County Sports and Exhibition Authority Hotel Room Regional Enterprise Tower Revenue, Refunding, AGMC Insured, 5.00%, 2/01/35	18,000,000	18,613,620
South Fork Municipal Authority Hospital Revenue, Conemaugh Valley Memorial Hospital, Series B, Assured Guaranty, Pre-Refunded, 5.375%, 7/01/35	15,000,000	15,623,400
State Public School Building Authority Revenue, Commonwealth of Pennsylvania, School Lease, The School District of Philadelphia Project, Refunding, Series A, AGMC Insured, 5.00%, 6/01/32	10,000,000	11,621,100
Westmoreland County Municipal Authority Revenue, Municipal Service, Refunding, BAM Insured, 5.00%, 8/15/42	17,205,000	19,552,106

		311,011,805

34	Annual Report	franklintempleton.com

FRANKLIN FEDERAL TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value

Municipal Bonds (continued)
Rhode Island 0.9%
Rhode Island Convention Center Authority Revenue, Series A, Assured Guaranty, Pre-Refunded, 5.50%, 5/15/27	$17,300,000	$17,324,739
Rhode Island Health and Educational Building Corp. Revenue, Hospital Financing, Lifespan Obligation Group, Refunding, 5.00%, 5/15/39	5,500,000	6,102,305
Rhode Island Housing and Mortgage Finance Corp. Revenue,
Homeownership Opportunity, Refunding, Series 15-A, 6.85%, 10/01/24	120,000	120,431
Homeownership Opportunity, Series 10-A, 6.50%, 10/01/22	205,000	205,711
Homeownership Opportunity, Series 10-A, 6.50%, 4/01/27	130,000	130,681
Rhode Island State Health and Educational Building Corp. Higher Education Facilities Revenue, Brown
University Issue, Refunding, Series A, 5.00%, 9/01/39	9,000,000	9,092,700
Rhode Island State Health and Educational Building Corp. Higher Education Facility Revenue,
Board of Governors for Higher Education, University of Rhode Island, Auxiliary Enterprise Issue, Series B, AGMC Insured, Pre-Re, 5.00%, 9/15/30	7,535,000	7,875,281
Board of Governors for Higher Education, University of Rhode Island, Auxiliary Enterprise Issue, Series B, AGMC Insured, Pre-Re, 5.00%, 9/15/35	4,500,000	4,703,220
Board of Governors for Higher Education, University of Rhode Island, Auxiliary Enterprise Issue, Series B, AGMC Insured, Pre-Re, 5.00%, 9/15/40	10,270,000	10,733,793
New England Institute of Technology Issue, Series A, Pre-Refunded, 5.125%, 3/01/40	16,435,000	16,899,618
Rhode Island State Health and Educational Building Corp. Revenue,
Hospital Financing, Lifespan Obligated Group Issue, Series A, Pre-Refunded, 7.00%, 5/15/39	8,200,000	8,215,826
Public Schools, Bond Financing Program, Town of East Greenwich Issue, Series A, 5.00%, 5/15/37	10,000,000	10,871,500

		92,275,805

South Carolina 1.1%
Greenwood County Hospital Revenue,
Facilities Self Regional Healthcare, Refunding, 4.00%, 10/01/37	8,465,000	8,922,872
Facilities Self Regional Healthcare, Refunding, 4.00%, 10/01/39	1,195,000	1,247,197
Piedmont Municipal Power Agency Electric Revenue, Refunding, NATL Insured, 6.25%, 1/01/21	200,000	214,622
Rock Hill Utility System Revenue,
Combined Utility System, Refunding, 5.00%, 1/01/41	7,690,000	8,706,080
Combined Utility System, Refunding, 5.00%, 1/01/47	5,000,000	5,637,750
South Carolina Jobs EDA Hospital Revenue,
McLeod Health Projects, Refunding and Improvement, 5.00%, 11/01/48	20,000,000	23,069,400
Palmetto Health, Improvement, Pre-Refunded, 5.75%, 8/01/39	3,000,000	3,030,420
South Carolina Jobs-EDA Hospital Revenue,
Prisma Health Obligated Group, Refunding, Series A, 5.00%, 5/01/43	20,000,000	22,800,200
Prisma Health Obligated Group, Refunding, Series A, 5.00%, 5/01/48	15,000,000	17,032,350
South Carolina State Public Service Authority Revenue, Refunding and Improvement, Series A, 5.00%, 12/01/55	20,000,000	22,021,600
Spartanburg Water System Revenue, Assured Guaranty, Pre-Refunded, 5.00%, 6/01/39	6,000,000	6,016,740
Woodruff Roebuck Water District Revenue, South Carolina Water System Improvement, AGMC Insured, Pre-Refunded, 5.00%, 6/01/40	3,000,000	3,108,810

		121,808,041

South Dakota 0.7%
Huron School District No. 2-2 GO, 5.00%, 6/15/39	4,000,000	4,576,320
South Dakota State Building Authority Revenue, Refunding, Series A, 5.00%, 6/01/42	5,450,000	6,278,073
South Dakota State Health and Educational Facilities Authority Revenue,
Avera Health Issue, Refunding, 4.00%, 7/01/42	10,000,000	10,468,200
Avera Health Issue, Refunding, 5.00%, 7/01/46	13,000,000	14,674,400
Regional Health, 4.00%, 9/01/37	10,920,000	11,499,743
Regional Health, 5.00%, 9/01/40	10,000,000	11,468,700
Vocational Education Program, Refunding, Series A, 5.00%, 8/01/38	3,475,000	3,978,910

franklintempleton.com	Annual Report	35

FRANKLIN FEDERAL TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value

Municipal Bonds (continued)
South Dakota (continued)
South Dakota State Health and Educational Facilities Authority Revenue, (continued)
Vocational Education Program, Refunding, Series A, 5.00%, 8/01/46	$6,005,000	$6,508,459
Vocational Education Program, Series A, 5.125%, 8/01/46	7,000,000	7,478,870

		76,931,675

Tennessee 1.3%
Johnson City Health and Educational Facilities Board Hospital Revenue,
Johnson City Medical Center Hospital, Improvement, Series C, NATL Insured, ETM, 5.25%, 7/01/28	8,500,000	8,912,165
Johnson City Medical Center Hospital, Improvement, Series C, NATL Insured, Pre-Refunded, 5.125%, 7/01/25	115,000	115,524
Knox County Health Educational and Housing Facility Board Hospital Revenue, Covenant Health, Refunding, Series A, 5.00%, 1/01/42	35,000,000	39,704,700
Memphis-Shelby County Airport Authority Airport Revenue,
5.00%, 7/01/43	7,500,000	8,668,725
5.00%, 7/01/47	11,000,000	12,675,520
Metropolitan Government of Nashville and Davidson County Water and Sewer Revenue,
Green Bonds, Subordinate, Series A, 5.00%, 7/01/46	6,000,000	7,031,400
Subordinate, Refunding, Series B, 5.00%, 7/01/42	21,645,000	25,391,966
Subordinate, Refunding, Series B, 5.00%, 7/01/46	15,925,000	18,662,508
Tennessee State School Bond Authority Revenue, Higher Educational Facilities Second Program, Series A, 5.00%, 11/01/47	15,000,000	17,749,050

		138,911,558

Texas 12.5%
Arlington Special Tax Revenue, Tarrant County, senior lien, Series A, AGMC Insured, 4.00%, 2/15/44	20,000,000	21,304,800
Austin Community College District Public Facility Corp. Lease Revenue, Hays New Campus Project, Travis Williamson Hays Bastrop Lee and Caldwell Counties, 5.00%, 8/01/36	5,700,000	6,207,756
Austin Electric Utility System Revenue, Travis Williamson and Hays Counties, Refunding, Series A, 5.00%, 11/15/45	10,000,000	11,357,800
Austin Water and Wastewater System Revenue, Travis Williamson and Hays Counties, Refunding, Series A, 5.00%, 11/15/38	20,000,000	22,217,200
Central Texas Regional Mobility Authority Revenue,
senior lien, Pre-Refunded, 6.00%, 1/01/41	14,000,000	14,971,180
senior lien, Refunding, 5.00%, 1/01/40	12,505,000	14,055,995
senior lien, Refunding, 5.00%, 1/01/46	11,245,000	12,551,107
senior lien, Series A, 5.00%, 1/01/45	5,000,000	5,549,450
Corpus Christi Utility System Revenue,
Improvement, junior lien, 5.00%, 7/15/38	6,000,000	6,617,940
Improvement, junior lien, 5.00%, 7/15/43	7,000,000	7,705,880
Improvement, junior lien, Series A, 5.00%, 7/15/40	13,200,000	14,833,236
Crowley ISD, GO, Tarrant and Johnson Counties, School Building, PSF Guarantee, 5.00%, 8/01/45	10,000,000	11,408,700
Dallas Area Rapid Transit Sales Tax Revenue,
Refunding, Series A, 5.00%, 12/01/46	10,000,000	11,429,400
Refunding, Series A, 5.00%, 12/01/48	12,200,000	13,905,804
Dallas Civic Center Revenue, Refunding and Improvement, Assured Guaranty, 5.25%, 8/15/34	18,975,000	19,144,637
Dallas Waterworks and Sewer System Revenue,
Pre-Refunded, 5.00%, 10/01/35	4,515,000	4,728,695
Refunding, 5.00%, 10/01/35	5,485,000	5,724,969
Dallas/Fort Worth International Airport Revenue,
Joint Improvement, Series A, 5.00%, 11/01/42	25,000,000	25,983,500
Joint Refunding, Series D, 5.25%, 11/01/32	10,000,000	11,300,700
Ector County ISD, GO, School Building, PSF Guarantee, 5.00%, 8/15/36	10,355,000	11,575,440

36	Annual Report	franklintempleton.com

FRANKLIN FEDERAL TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value

Municipal Bonds (continued)
Texas (continued)
Forney ISD, GO, Refunding, PSF Guarantee, 5.00%, 8/15/37	$15,000,000	$17,210,850
Frisco ISD,
GO, Collin and Denton Counties, School Building, Refunding, Series B, PSF Guarantee, 5.00%, 8/15/41	10,000,000	11,602,100
GO, Collin and Denton Counties, School Building, Refunding, Series B, PSF Guarantee, 5.00%, 8/15/46	20,000,000	23,128,800
Goose Creek Consolidated ISD, GO, Schoolhouse, PSF Guarantee, Pre-Refunded, 5.00%, 2/15/38	6,045,000	6,773,302
Grand Parkway Transportation Corp. System Toll Revenue,
Capital Appreciation, Series B, zero cpn. to 9/30/23, 5.80% thereafter, 10/01/45	10,000,000	10,059,700
Tela Supported, Subordinate Tier, Series A, 5.00%, 10/01/48	7,720,000	9,053,707
Harris County Cultural Education Facilities Finance Corp. Revenue,
Houston Methodist Hospital, 5.00%, 12/01/45	30,000,000	33,627,900
Memorial Hermann Health System, 5.00%, 7/01/45	15,000,000	16,832,700
Harris County Toll Road Revenue, senior lien, Refunding, Series A, 5.00%, 8/15/43	6,000,000	7,067,820
Hays County GO, Road, Pre-Refunded, 5.00%, 2/15/36	6,960,000	7,145,623
Hidalgo County Regional Mobility Authority Vehicle Registration Revenue,
senior lien, Refunding, 5.25%, 12/01/38	5,000,000	5,688,800
senior lien, Refunding, 5.00%, 12/01/43	5,000,000	5,590,100
Houston Utility System Revenue, Combined, first lien, Refunding, Series D, 5.00%, 11/15/36	10,000,000	10,719,800
Hutto ISD, GO, Refunding, Series A, PSF Guarantee, 5.00%, 8/01/39	10,000,000	11,362,900
Lamar Consolidated ISD, GO, Fort Bend County, Schoolhouse, Refunding, PSF Gurantee, 5.00%, 2/15/43	30,000,000	34,825,800
Laredo Waterworks Sewer System Revenue,
AGMC Insured, 5.00%, 3/01/41	2,500,000	2,634,325
Pre-Refunded, 5.25%, 3/01/40	16,535,000	17,026,420
Refunding, 4.00%, 3/01/41	9,690,000	10,213,841
Lower Colorado River Authority Transmission Contract Revenue,
LCRA Transmission Services Corp. Project, Refunding, 5.50%, 5/15/36	15,310,000	15,331,740
LCRA Transmission Services Corp. Project, Refunding, 5.00%, 5/15/43	10,000,000	11,686,900
LCRA Transmission Services Corp. Project, Refunding, Series A, 5.00%, 5/15/36	10,000,000	11,048,600
Lubbock-Cooper ISD, GO, Refunding, PSF Guarantee, 5.00%, 2/15/41	12,500,000	14,163,250
Mesquite ISD, GO, Dallas County, School Building, PSF Gurantee, 5.00%, 8/15/43	11,845,000	13,942,157
Midlothian ISD, GO, School Building, Series A, PSF Guarantee, 5.00%, 2/15/47	11,865,000	13,747,857
New Hope Cultural Education Facilities Finance Corp. Revenue, Texas A&M University Project, Series A-1, 5.00%, 4/01/46	6,000,000	6,811,680
New Hope Cultural Education Facilities Finance Corp. Student Housing Revenue,
CHF-Collegiate Housing Island Campus LLC, Series A, 5.00%, 4/01/37	2,500,000	2,555,575
Collegiate Housing Corpus Christi II, Texas A&M University Corpus Christi Project, Series A, 5.00%, 4/01/48	7,825,000	7,642,286
NCCD-College Station Properties LLC, Texas A&M University Project, Series A, 5.00%, 7/01/47	10,000,000	9,253,500
North East Regional Mobility Authority Revenue, senior lien, Series A, 5.00%, 1/01/41	16,750,000	18,544,595
North Fort Bend Water Authority Water System Revenue, Assured Guaranty, 5.25%, 12/15/34	40,000,000	40,855,600
North Harris County Regional Water Authority Revenue,
senior lien, Refunding, 4.00%, 12/15/41	20,000,000	21,309,800
senior lien, Refunding, 5.00%, 12/15/46	18,460,000	21,240,630
North Texas Tollway Authority Revenue, first tier, Series A, 6.25%, 1/01/39	2,270,000	2,277,809
Special Projects System, Capital Appreciation, first tier, Refunding, Series I, 6.50%, 1/01/43	25,000,000	30,703,250
Special Projects System, Capital Appreciation, Series B, Pre-Refunded, zero cpn., 9/01/37	7,500,000	3,500,625
Special Projects System, Capital Appreciation, Series B, Pre-Refunded, zero cpn., 9/01/43	7,500,000	2,231,100
Special Projects System, Capital Appreciation, Series C, Pre-Refunded, zero cpn. to 9/01/21, 6.75% thereafter, 9/01/45	25,000,000	32,125,250

franklintempleton.com	Annual Report	37

FRANKLIN FEDERAL TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value

Municipal Bonds (continued)
Texas (continued)
North Texas Tollway Authority Revenue, (continued)
System, first tier, Refunding, Series A, 5.00%, 1/01/43	$47,000,000	$54,849,000
System, first tier, Refunding, Series A, 5.00%, 1/01/48	33,500,000	38,892,495
System, second tier, Refunding, 5.00%, 1/01/48	25,250,000	29,105,422
System, second tier, Refunding, Series A, 5.00%, 1/01/35	10,000,000	11,330,600
System, second tier, Refunding, Series A, 5.00%, 1/01/38	10,000,000	11,256,800
System, second tier, Refunding, Series B, 5.00%, 1/01/48	10,000,000	11,392,000
Prosper ISD, GO, School Building, PSF Guarantee, 5.00%, 2/15/47	9,725,000	11,342,462
Red River Education Financing Corp. Higher Education Revenue, St. Edwards University Project, Refunding, 5.00%, 6/01/46	2,250,000	2,462,445
San Antonio Airport System Revenue, Passenger Facility Charge, sub. lien, Improvement and Refunding, AGMC Insured, 5.375%, 7/01/40	5,000,000	5,196,950
San Antonio Electric and Gas Systems Revenue, junior lien, 5.00%, 2/01/38	10,000,000	11,050,300
San Antonio Public Facilities Corp. Lease Revenue, Improvement and Refunding, Lease, Convention Center Refinancing and Expansion Project, 4.00%, 9/15/42	36,500,000	37,682,600
San Antonio Water System Revenue,
Bexar County, junior lien, Refunding, Series A, 5.00%, 5/15/43	12,000,000	14,170,920
Bexar County, junior lien, Refunding, Series A, 5.00%, 5/15/48	10,000,000	11,761,700
San Jacinto River Authority Special Project Revenue,
Group Project, AGMC Insured, 5.00%, 10/01/32	5,000,000	5,062,650
Group Project, AGMC Insured, 5.00%, 10/01/37	3,000,000	3,036,840
San Marcos Electric Utility System Revenue, Hays Caldwell and Guadalupe Counties, BAM Insured, 5.00%, 11/01/33	6,300,000	6,901,965
Schertz-Cibolo-Universal City ISD, GO, School Building, PSF Guarantee, 5.00%, 2/01/42	10,000,000	11,460,700
Southwest Higher Education Authority Revenue, Southern Methodist University Project, Series A, 5.00%, 10/01/38	24,380,000	26,928,685
Tarrant County Cultural Education Facilities Finance Corp. Hospital Revenue,
Cook Children’s Medical Center, Refunding, Series A, 5.25%, 12/01/39	10,000,000	11,197,200
Hendrick Medical Center Obligation Group, Refunding, 5.50%, 9/01/43	5,350,000	5,936,949
Tarrant County Cultural Education Facilities Finance Corp. Revenue,
Christus Health, Series B, 5.00%, 7/01/43	10,000,000	11,595,200
Texas Health Resources System, Series A, 5.00%, 11/15/52	5,000,000	5,533,800
Tarrant County Health Facilities Development Corp. Health System Revenue,
Harris Methodist Health System, FGIC Insured, ETM, 6.00%, 9/01/24	2,680,000	3,010,632
Harris Methodist Health System, NATL Insured, ETM, 6.00%, 9/01/24	2,230,000	2,505,115
Tarrant Regional Water District Water Revenue, Refunding and Improvement, 5.00%, 3/01/37	10,000,000	10,828,200
Texas City IDC Marine Terminal Revenue, ARCO Pipe Line Co. Project, Refunding, 7.375%, 10/01/20	500,000	538,220
Texas State GO,
Transportation Commission, Refunding, Series A, 5.00%, 10/01/39	30,000,000	34,053,900
Water Financial Assistance, Refunding, Series C-1, 5.00%, 8/01/34	7,000,000	7,056,000
Texas State Municipal Power Agency Revenue, Transmission, sub. lien, Refunding, 5.00%, 9/01/40	15,250,000	15,830,110
Texas State Transportation Commission Revenue,
First Tier Toll Revenue State Highway 249 Systems, Capital Appreciation, Series A, zero cpn., 8/01/48	6,250,000	1,614,375
First Tier Toll Revenue State Highway 249 Systems, Capital Appreciation, Series A, zero cpn., 8/01/49	5,000,000	1,226,750
First Tier Toll Revenue State Highway 249 Systems, Capital Appreciation, Series A, zero cpn., 8/01/50	5,500,000	1,267,750
Texas State Transportation Commission Turnpike System Revenue,
first tier, Refunding, Series A, AGMC Insured, 5.00%, 8/15/41	16,000,000	17,346,560
first tier, Refunding, Series A, BAM Insured, 5.00%, 8/15/41	9,665,000	10,478,406
first tier, Refunding, Series B, 5.00%, 8/15/37	10,000,000	11,196,300

38	Annual Report	franklintempleton.com

FRANKLIN FEDERAL TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value

Municipal Bonds (continued)
Texas (continued)
Texas State Transportation Commission Turnpike System Revenue, (continued)
second tier, Refunding, Series C, 5.00%, 8/15/37	$15,000,000	$16,622,250
second tier, Refunding, Series C, 5.00%, 8/15/42	10,000,000	11,006,100
Texas State Water Development Board Revenue,
State Water Implementation Fund, Master Trust, Series A, 4.00%, 10/15/42	25,000,000	27,122,250
State Water Implementation Fund, Master Trust, Series B, 4.00%, 10/15/43	25,000,000	27,257,000
State Water Implementation Fund, Master Trust, Series B, 5.00%, 4/15/49	15,000,000	17,800,950
West Travis County Public Utility Agency Revenue, Refunding, BAM Insured, 4.00%, 8/15/41	5,000,000	5,343,800

		1,332,363,232

Utah 1.5%
Central Utah Water Conservancy District Water Revenue,
Refunding, Series B, 4.00%, 10/01/37	2,600,000	2,842,710
Refunding, Series B, 4.00%, 10/01/38	10,000,000	10,905,500
Jordan Valley Water Conservancy District Water Revenue,
Refunding, Series B, 4.00%, 10/01/41	6,000,000	6,403,320
Series B, Pre-Refunded, 5.00%, 10/01/41	15,000,000	15,942,600
Salt Lake City Airport Revenue,
Salt Lake City International Airport, Series A, 5.00%, 7/01/42	15,000,000	17,193,150
Salt Lake City International Airport, Series A, 5.00%, 7/01/47	10,000,000	11,415,600
Salt Lake City International Airport, Series A, 5.00%, 7/01/48	9,400,000	10,860,948
Salt Lake City International Airport, Series A, 5.25%, 7/01/48	10,000,000	11,840,700
State Board of Regents University of Utah Revenue,
General, Refunding, Series A, 5.00%, 8/01/44	12,240,000	14,532,062
General, Series A, Pre-Refunded, 5.00%, 8/01/43	21,975,000	25,011,066
Utah Associated Municipal Power Systems Revenue, Central St. George Project, Pre-Refunded, 5.25%, 12/01/27	9,735,000	9,937,099
Utah State Municipal Power Agency Supply System Revenue, Series B, 5.00%, 7/01/38	10,000,000	11,463,100
Weber Basin Water Conservancy District Water Revenue, Series B, 5.00%, 4/01/39	7,180,000	7,909,703

		156,257,558

Vermont 0.4%
Vermont Educational and Health Buildings Financing Agency Revenue,
Middlebury College Project, Refunding, 5.00%, 11/01/38	10,000,000	10,151,700
Middlebury College Project, Refunding, 5.00%, 11/01/40	26,565,000	27,721,906
The University of Vermont Medical Center Project, Refunding, Series A, 5.00%, 12/01/36	5,000,000	5,759,700

		43,633,306

Virginia 0.8%
Chesterfield County EDA Revenue, Bon Secours Health System Inc., Series C-2, Assured Guaranty, Pre-Refunded, 5.00%, 11/01/42	8,000,000	8,376,480
Hampton Roads Sanitation District Wastewater Revenue, Subordinate, Series A, 5.00%, 10/01/47	14,575,000	17,187,569
Hampton Roads Transportation Accountability Commission Revenue, Transportation Fund, senior lien, Series A, 5.00%, 7/01/42	25,000,000	29,649,250
Virginia State Commonwealth Transportation Board of Transportation Revenue, Capital Projects, 4.00%, 5/15/41	13,585,000	14,829,793
Virginia State Resources Authority Infrastructure Revenue,
Virginia Pooled Financing Program, Refunding, Series A, 5.00%, 11/01/39	6,370,000	7,001,777
Virginia Pooled Financing Program, Series A, Pre-Refunded, 5.00%, 11/01/39	5,985,000	6,667,948

		83,712,817

franklintempleton.com	Annual Report	39

FRANKLIN FEDERAL TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value

Municipal Bonds (continued)
Washington 2.7%
FYI Properties Lease Revenue,
Washington State District Project, 5.50%, 6/01/34	$11,935,000	$11,972,595
Washington State District Project, 5.50%, 6/01/39	16,250,000	16,301,188
King County Sewer Revenue,
Pre-Refunded, 5.00%, 1/01/32	7,085,000	7,361,528
Refunding, 5.00%, 7/01/49	12,000,000	13,964,280
NJB Properties Lease Revenue, King County Washington Project, Series A, 5.00%, 12/01/36	5,000	5,014
Port of Seattle Revenue, intermediate lien, Series A, 5.00%, 5/01/43	15,500,000	17,645,820
Seattle Municipal Light and Power Revenue,
Improvement and Refunding, Series A, 4.00%, 1/01/42	10,855,000	11,659,138
Improvement and Refunding, Series C, 4.00%, 9/01/36	22,170,000	24,097,681
University of Washington Revenues, 5.00%, 4/01/48	29,450,000	34,293,052
Washington Health Care Facilities Authority Revenue,
Central Washington Health Services Assn., Pre-Refunded, 6.75%, 7/01/29	5,000,000	5,041,200
Fred Hutchinson Cancer Research Center, Refunding, Series A, 5.00%, 1/01/47	10,000,000	11,278,200
Fred Hutchinson Cancer Research Center, Series A, Pre-Refunded, 6.00%, 1/01/33	7,500,000	7,552,800
MultiCare Health System, Refunding, Series B, 4.00%, 8/15/41	25,000,000	26,434,000
MultiCare Health System, Series B, Assured Guaranty, Pre-Refunded, 6.00%, 8/15/39	3,000,000	3,036,900
Providence Health and Services, Refunding, Series A, 5.00%, 10/01/42	10,175,000	11,020,950
Providence Health and Services, Refunding, Series D, 5.00%, 10/01/41	10,000,000	11,064,700
Seattle Children’s Hospital, Refunding, Series B, 5.00%, 10/01/38	15,000,000	16,938,300
Washington State Convention Center Public Facilities District Revenue, Lodging Tax, 5.00%, 7/01/43	13,870,000	16,091,558
Washington State GO,
Motor Vehicle Fuel Tax, Senior 520 Corridor Program Toll, Series C, 5.00%, 6/01/33	5,000,000	5,312,100
Motor Vehicle Fuel Tax, Series D, 5.00%, 6/01/43	11,040,000	13,183,306
Motor Vehicle Fuel Tax, Series D, 5.00%, 6/01/44	11,595,000	13,836,777
Washington State Higher Education Facilities Authority Revenue,
Whitworth University Project, Pre-Refunded, 5.375%, 10/01/29	3,000,000	3,045,720
Whitworth University Project, Pre-Refunded, 5.875%, 10/01/34	6,000,000	6,103,740

		287,240,547

West Virginia 1.0%
Berkeley County Public Service Sewer District Sewer Revenue, Refunding, Series B, BAM Insured, 5.00%, 6/01/36	1,000,000	1,149,490
West Virginia EDA Lottery Revenue, Series A, Pre-Refunded, 5.00%, 6/15/35	9,415,000	9,768,627
West Virginia Hospital Finance Authority Revenue,
Hospital, Improvement, Cabell Huntington Hospital Obligated Group, Refunding, Series A, 5.00%, 1/01/43	13,250,000	15,048,555
Hospital, Improvement, West Virginia University Health System Obligated Group, Series A, 5.00%, 6/01/42	7,000,000	7,859,670
Hospital, Improvement, West Virginia University Health System Obligated Group, Series A, 5.00%, 6/01/47	10,190,000	11,411,170
Hospital, Improvement, West Virginia University Health System Obligated Group, Series A, 5.00%, 6/01/52	20,700,000	23,297,643
West Virginia State University Revenues, West Virginia University Projects, Series A, 5.00%, 10/01/44	21,800,000	24,493,172
West Virginia State Water Development Authority Infrastructure Revenue,
West Virginia Infrastructure and Jobs Development Council Program, Refunding, Series A, 5.00%, 10/01/36	5,000,000	5,676,150
West Virginia Infrastructure and Jobs Development Council Program, Refunding, Series A, 5.00%, 10/01/45	5,435,000	6,096,059

		104,800,536

40	Annual Report	franklintempleton.com

FRANKLIN FEDERAL TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value

Municipal Bonds (continued)
Wisconsin 1.2%
Superior Limited Obligation Revenue, Midwest Energy Resources Company Project, Refunding, Series E, NATL Insured, 6.90%, 8/01/21	$3,000,000	$3,324,450
Wisconsin Health and Educational Facilities Authority Revenue,
Marquette University, Refunding, Series B-1, 5.00%, 10/01/30	3,880,000	3,956,746
Marquette University, Refunding, Series B-2, 5.00%, 10/01/30	2,540,000	2,590,241
Marquette University, Series B-1, Pre-Refunded, 5.00%, 10/01/30	2,985,000	3,047,357
Marquette University, Series B-1, Pre-Refunded, 5.00%, 10/01/33	1,500,000	1,531,815
Marquette University, Series B-2, Pre-Refunded, 5.00%, 10/01/30	930,000	950,023
Marquette University, Series B-3, 5.00%, 10/01/30	1,570,000	1,601,055
Marquette University, Series B-3, Pre-Refunded, 5.00%, 10/01/30	580,000	592,487
Marquette University, Series B-3, Pre-Refunded, 5.00%, 10/01/33	1,750,000	1,787,678
Marshfield Clinic Health System Inc., Refunding, Series C, 5.00%, 2/15/47	37,795,000	41,943,757
Thedacare Inc., Series A, 5.50%, 12/15/38	5,000,000	5,092,700
Wisconsin State General Fund Annual Appropriation Revenue,
Series A, Pre-Refunded, 6.00%, 5/01/33	25,290,000	25,290,000
Series A, Pre-Refunded, 6.00%, 5/01/36	20,000,000	20,000,000
Wisconsin State Health and Educational Facilities Authority Revenue, Children’s Hospital of Wisconsin, Refunding, 4.00%, 8/15/42	15,000,000	15,799,050

		127,507,359

Wyoming 0.1%
Campbell County Solid Waste Facilities Revenue, Basin Electric Power Cooperative, Dry Fork Station Facilities, Series A, 5.75%, 7/15/39	5,500,000	5,542,845
Wyoming Municipal Power Agency Power Supply System Revenue, Series A, BAM Insured, 5.00%, 1/01/42	7,000,000	7,966,630

		13,509,475

U.S. Territories 0.3%
Puerto Rico 0.3%
[b] Puerto Rico Electric Power Authority Power Revenue,
Refunding, Series A, 5.00%, 7/01/42	18,925,000	15,329,250
Series XX, 5.25%, 7/01/40	15,000,000	12,187,500

		27,516,750

Total Municipal Bonds before Short Term Investments (Cost $9,789,269,333)		10,400,367,775

Short Term Investments 1.3%

Municipal Bonds 1.3%
Florida 0.6%
[c] Martin County PCR, Florida Power and Light Co. Project, Refunding, Daily VRDN and Put, 2.32%, 7/15/22	2,300,000	2,300,000
[c] St. Lucie County PCR, Florida Power and Light Co. Project, Refunding, Daily VRDN and Put, 2.30%, 9/01/28	64,300,000	64,300,000

		66,600,000

Louisiana 0.1%
[c] East Baton Rouge Parish PCR, Exxon Project, Refunding, Daily VRDN and Put, 2.29%, 11/01/19	5,000,000	5,000,000

franklintempleton.com	Annual Report	41

FRANKLIN FEDERAL TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value

Short Term Investments (continued)

Municipal Bonds (continued)
New York 0.5%
[c] New York City GO, Fiscal 2014, Series D, Subseries D-3, SPA JPMorgan Chase Bank, Daily VRDN and Put, 2.30%, 8/01/38	$7,000,000	$7,000,000
[c] New York City Municipal Water Finance Authority Water and Sewer System Revenue, Second General Resolution, Fiscal 2007, Series CC, Sub-Series CC-2, SPA Bank of Montreal, Daily VRDN and Put, 2.27%, 6/15/38	7,400,000	7,400,000
[c] New York City Transitional Finance Authority Revenue, Future Tax Secured, Subordinate, Fiscal 2013, Series C, Subseries C-4, SPA JPMorgan Chase Bank, Daily VRDN and Put, 2.30%, 11/01/36	3,700,000	3,700,000
[c] Triborough Bridge and Tunnel Authority Revenue, General, MTA Bridges and Tunnels, Refunding, Series F, LOC Citibank, Daily VRDN and Put, 2.22%, 11/01/32	39,200,000	39,200,000

		57,300,000

Tennessee 0.1%
[c] Shelby County Health Educational and Housing Facility Board Revenue, Methodist Le Bonheur Healthcare, Refunding, Series A, AGMC Insured, SPA US Bank National Association, Daily VRDN and Put, 2.27%, 6/01/42	4,300,000	4,300,000

Total Short Term Investments (Cost $133,200,000)		133,200,000

Total Investments (Cost $9,922,469,333) 99.2%		10,533,567,775
Other Assets, less Liabilities 0.8%		86,566,052

Net Assets 100.0%		$10,620,133,827

See Abbreviations on page 54.

†Rounds to less than 0.1% of net assets.

aSecurity purchased on a when-issued basis. See Note 1(b).

bSee Note 7 regarding defaulted securities.

cVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

42	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN FEDERAL TAX-FREE INCOME FUND

Financial Statements

Statement of Assets and Liabilities

April 30, 2019

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$9,922,469,333

Value - Unaffiliated issuers	$10,533,567,775
Cash	201,261
Receivables:
Investment securities sold	5,581,894
Capital shares sold	8,322,721
Interest	134,601,336
Other assets	9,390

Total assets	10,682,284,377

Liabilities:
Payables:
Investment securities purchased	45,855,712
Capital shares redeemed	9,588,420
Management fees	3,972,661
Distribution fees	1,204,856
Transfer agent fees	1,004,446
Accrued expenses and other liabilities	524,455

Total liabilities	62,150,550

Net assets, at value	$10,620,133,827

Net assets consist of:
Paid-in capital	$10,417,483,975
Total distributable earnings (loss)	202,649,852

Net assets, at value	$10,620,133,827

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	43

FRANKLIN FEDERAL TAX-FREE INCOME FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

April 30, 2019

Class A:
Net assets, at value	$567,500,125

Shares outstanding	48,009,457

Net asset value per share[a]	$11.82

Maximum offering price per share (net asset value per share ÷ 96.25%)	$12.28

Class A1:
Net assets, at value	$7,821,880,541

Shares outstanding	661,700,151

Net asset value per share[a]	$11.82

Maximum offering price per share (net asset value per share ÷ 96.25%)	$12.28

Class C:
Net assets, at value	$841,908,893

Shares outstanding	71,269,339

Net asset value and maximum offering price per share[a]	$11.81

Class R6:
Net assets, at value	$177,983,374

Shares outstanding	15,045,877

Net asset value and maximum offering price per share	$11.83

Advisor Class:
Net assets, at value	$1,210,860,894

Shares outstanding	102,319,650

Net asset value and maximum offering price per share	$11.83

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

44	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN FEDERAL TAX-FREE INCOME FUND

FINANCIAL STATEMENTS

Statement of Operations

for the year ended April 30, 2019

Investment income:
Interest:
Unaffiliated issuers	$456,532,445

Expenses:
Management fees (Note 3a)	48,311,176
Distribution fees: (Note 3c)
Class A	552,157
Class A1	8,117,559
Class C	6,588,107
Transfer agent fees: (Note 3e)
Class A	154,103
Class A1	5,669,684
Class C	708,021
Class R6	64,235
Advisor Class	835,105
Custodian fees (Note 4)	91,345
Reports to shareholders	319,434
Registration and filing fees	351,871
Professional fees	349,892
Trustees’ fees and expenses	149,158
Other	345,230

Total expenses	72,607,077
Expense reductions (Note 4)	(46,355)
Expenses waived/paid by affiliates (Note 3f)	(8,920)

Net expenses	72,551,802

Net investment income	383,980,643

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(6,534,900)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	140,724,436

Net realized and unrealized gain (loss)	134,189,536

Net increase (decrease) in net assets resulting from operations	$518,170,179

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	45

FRANKLIN FEDERAL TAX-FREE INCOME FUND

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Year Ended April 30,
	2019	2018

Increase (decrease) in net assets:
Operations:
Net investment income	$383,980,643	$436,815,363
Net realized gain (loss)	(6,534,900)	(167,936,251)
Net change in unrealized appreciation (depreciation)	140,724,436	(164,114,748)

Net increase (decrease) in net assets resulting from operations	518,170,179	104,764,364

Distributions to shareholders: (Note 1d)
Class A	(7,294,064)	—
Class A1	(304,878,928)	(339,166,473)
Class M	(32)	(47)
Class C	(32,684,588)	(42,090,359)
Class R6	(9,543,201)	(5,620,544)
Advisor Class	(45,779,765)	(56,997,094)

Total distributions to shareholders	(400,180,578)	(443,874,517)

Capital share transactions: (Note 2)
Class A	554,214,796	—
Class A1	(880,522,197)	(469,700,466)
Class M	(4,922)	5,000
Class C	(383,970,837)	(154,348,270)
Class R6	(187,474,712)	374,249,871
Advisor Class	(10,060,795)	(388,841,492)

Total capital share transactions	(907,818,667)	(638,635,357)

Net increase (decrease) in net assets	(789,829,066)	(977,745,510)
Net assets:
Beginning of year	11,409,962,893	12,387,708,403

End of year (Note 1d)	$10,620,133,827	$11,409,962,893

46	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN FEDERAL TAX-FREE INCOME FUND

Notes to Financial Statements

1.  Organization and Significant Accounting Policies

Franklin Federal Tax-Free Income Fund (Fund) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Fund offers five classes of shares: Class A, Class A1, Class C, Class R6 and Advisor Class. Beginning on October 19, 2018, Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

Class M was closed to investors effective at the close of market June 8, 2018.

Effective September 10, 2018, Class A shares were renamed Class A1 and the Fund began offering a new class of shares, Class A. Class A1 shares are only offered to existing Class A1 shareholders.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

b.  Securities Purchased on a When-Issued Basis

The Fund purchases securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

c.  Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

franklintempleton.com	Annual Report	47

FRANKLIN FEDERAL TAX-FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies (continued)

c. Income Taxes (continued)

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of April 30, 2019, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

d.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date. Effective May 1, 2019, dividends from net investment income are declared daily and paid monthly. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.*

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

e.  Insurance

The scheduled payments of interest and principal for each insured municipal security in the Fund are insured by either a new issue insurance policy or a secondary insurance policy. Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, an event involving an insurer could have an adverse effect on the value of the securities insured by that insurance company. There can be no assurance the insurer will be able to fulfill its obligations under the terms of the policy.

f.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g.  Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

*Effective during the current reporting period, it is no longer required to present certain line items in the Statements of Changes in Net Assets. The below prior period amounts affected by this change are shown as they were in the prior year Statements of Changes in Net Assets.

48	Annual Report	franklintempleton.com

FRANKLIN FEDERAL TAX-FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS

For the year ended April 30, 2018, distributions to shareholders were as follows:

Distributions from net investment income:
Class A1	$(339,166,473)
Class M	(47)
Class C	(42,090,359)
Class R6	(5,620,544)
Advisor Class	(56,997,094)

For the year ended April 30, 2018, undistributed net investment income included in net assets was $22,383,334.

2.  Shares of Beneficial Interest

At April 30, 2019, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended April 30,
	2019[a,b]		2018[c,d]
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold[e]	54,976,359	$635,105,017
Shares issued in reinvestment of distributions	583,015	6,770,988
Shares redeemed	(7,549,917)	(87,661,209)
Net increase (decrease)	48,009,457	$554,214,796
Class A1 Shares:
Shares sold	45,798,256	$531,605,470	73,028,535	$871,574,079
Shares issued in reinvestment of distributions	23,327,043	271,106,417	25,257,992	301,272,020
Shares redeemed	(144,984,150)	(1,683,234,084)	(137,858,514)	(1,642,546,565)
Net increase (decrease)	(75,858,851)	$(880,522,197)	(39,571,987)	$(469,700,466)
Class M Shares:
Shares sold	—	$—	421	$5,000
Shares redeemed	(421)	(4,922)	—	—
Net increase (decrease)	(421)	$(4,922)	421	$5,000
Class C Shares:
Shares sold	7,925,510	$91,985,924	9,367,235	$111,923,358
Shares issued in reinvestment of distributions	2,556,047	29,709,208	3,190,500	38,054,402
Shares redeemed[e]	(43,740,609)	(505,665,969)	(25,508,244)	(304,326,030)
Net increase (decrease)	(33,259,052)	$(383,970,837)	(12,950,509)	$(154,348,270)
Class R6 Shares:
Shares sold	6,244,529	$72,709,016	33,911,537	$405,677,112
Shares issued in reinvestment of distributions	759,013	8,834,679	463,632	5,483,895
Shares redeemed	(23,215,164)	(269,018,407)	(3,117,670)	(36,911,136)
Net increase (decrease)	(16,211,622)	$(187,474,712)	31,257,499	$374,249,871

franklintempleton.com	Annual Report	49

FRANKLIN FEDERAL TAX-FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS

2. Shares of Beneficial Interest (continued)

	Year Ended April 30,
	2019[a,b]		2018[c,d]
	Shares	Amount	Shares	Amount
Advisor Class Shares:
Shares sold	35,225,002	$410,360,890	36,899,463	$441,364,947
Shares issued in reinvestment of distributions	3,299,730	38,379,202	4,015,476	47,980,826
Shares redeemed	(39,459,693)	(458,800,887)	(73,426,328)	(878,187,265)

Net increase (decrease)	(934,961)	$(10,060,795)	(32,511,389)	$(388,841,492)

aFor the period September 10, 2018 (effective date) to April 30, 2019, for Class A.

bClass M was closed to investors on June 8, 2018.

cFor the period August 1, 2017 (effective date) to April 30, 2018, for Class R6.

dFor the period January 25, 2018 (effective date) to April 30, 2018, for Class M.

eMay include a portion of Class C shares that were automatically converted to Class A.

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.  Management Fees

The Fund pays an investment management fee to Advisers based on the month-end net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	In excess of $20 billion

For the year ended April 30, 2019, the gross effective investment management fee rate was 0.448% of the Fund’s average daily net assets.

b.  Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

50	Annual Report	franklintempleton.com

FRANKLIN FEDERAL TAX-FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS

c.  Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A and A1 reimbursement distribution plans, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. Under the Class A and A1 reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class A1	0.10%
Class C	0.65%

d.  Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$413,479
CDSC retained	$86,085

Effective March 1, 2019, certain front-end sales charges on Class A and A1 shares, if any, were lowered. Further details are disclosed in the Fund’s Prospectus.

e.  Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. The fees were account based fees that varied based on fund or account type. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended April 30, 2019, the Fund paid transfer agent fees of $7,431,148, of which $3,080,740 was retained by Investor Services.

f.  Waiver and Expense Reimbursements

Investor Services has voluntarily agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.02% based on the average net assets of the class. Investor Services may discontinue this waiver in the future. Prior to September 1, 2018, Investor Services had voluntarily agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees did not exceed 0.03%.

franklintempleton.com	Annual Report	51

FRANKLIN FEDERAL TAX-FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS

3. Transactions with Affiliates (continued)

g.  Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the year ended April 30, 2019, these purchase and sale transactions aggregated $282,670,000 and $182,445,000, respectively.

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended April 30, 2019, the custodian fees were reduced as noted in the Statement of Operations.

5.  Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains.

At April 30, 2019, capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short term	$164,292,839
Long term	223,363,622

Total capital loss carryforwards	$387,656,461

On April 30, 2019, the Fund had expired capital loss carryforwards of $17,435,155, which were reclassified to paid-in capital.

The tax character of distributions paid during the years ended April 30, 2019 and 2018, was as follows:

	2019	2018
Distributions paid from tax exempt income	$400,180,578	$443,874,517

At April 30, 2019, the cost of investments, net unrealized appreciation (depreciation) and undistributed tax exempt income for income tax purposes were as follows:

Cost of investments.	$9,949,561,342

Unrealized appreciation	$622,020,759
Unrealized depreciation	(38,014,326)

Net unrealized appreciation (depreciation)	$584,006,433

Distributable earnings:
Undistributed tax exempt income	$6,300,369

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of wash sales.

6.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended April 30, 2019, aggregated $1,558,760,002 and $2,524,516,158, respectively.

52	Annual Report	franklintempleton.com

FRANKLIN FEDERAL TAX-FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS

7.  Defaulted Securities

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At April 30, 2019, the aggregate value of these securities was $27,516,750, representing 0.3% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified in the accompanying Statement of Investments.

8.  Concentration of Risk

Investing in Puerto Rico securities may expose the Fund to heightened risks due to recent adverse economic and market changes, credit downgrades and ongoing restructuring discussions. Investments in these securities are sensitive to interest rate changes and credit risk of the issuer and may subject the Fund to increased market volatility. The market for these investments may be limited, which may make them difficult to buy or sell.

9.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended April 30, 2019, the Fund did not use the Global Credit Facility.

10.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

At April 30, 2019, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 2 inputs.

11.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

franklintempleton.com	Annual Report	53

FRANKLIN FEDERAL TAX-FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS

Abbreviations

Selected Portfolio

AGMC	Assured Guaranty Municipal Corp.	IDAR	Industrial Development Authority Revenue
AMBAC	American Municipal Bond Assurance Corp.	IDB	Industrial Development Bond/Board
BAM	Build America Mutual Assurance Co.	IDC	Industrial Development Corp.
BHAC	Berkshire Hathaway Assurance Corp.	ISD	Independent School District
CDA	Community Development Authority/Agency	LOC	Letter of Credit
COP	Certificate of Participation	MFH	Multi-Family Housing
EDA	Economic Development Authority	MFHR	Multi-Family Housing Revenue
EDC	Economic Development Corp.	MFMR	Multi-Family Mortgage Revenue
ETM	Escrow to Maturity	MTA	Metropolitan Transit Authority
FGIC	Financial Guaranty Insurance Co.	NATL	National Public Financial Guarantee Corp.
FHLMC	Federal Home Loan Mortgage Corp.	PCR	Pollution Control Revenue
FICO	Financing Corp.	PSF	Permanent School Fund
GO	General Obligation	RDA	Redevelopment Agency/Authority
HFA	Housing Finance Authority/Agency	SPA	Standby Purchase Agreement
HFAR	Housing Finance Authority Revenue	UHSD	Unified/Union High School District
IDA	Industrial Development Authority/Agency	USD	Unified/Union School District

54	Annual Report	franklintempleton.com

FRANKLIN FEDERAL TAX-FREE INCOME FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Federal Tax-Free Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Franklin Federal Tax-Free Income Fund (the “Fund”) as of April 30, 2019, the related statement of operations for the year ended April 30 2019, the statement of changes in net assets for each of the two years in the period ended April 30 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

June 17, 2019

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

franklintempleton.com	Annual Report	55

FRANKLIN FEDERAL TAX-FREE INCOME FUND

Tax Information (unaudited)

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Fund hereby reports 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended April 30, 2019. A portion of the Fund’s exempt-interest dividends may be subject to the federal alternative minimum tax. By mid-February 2020, shareholders will be notified of amounts for use in preparing their 2019 income tax returns.

56	Annual Report	franklintempleton.com

FRANKLIN FEDERAL TAX-FREE INCOME FUND

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1982	136	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Terrence J. Checki (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2017	112	Hess Corporation (exploration of oil and gas) (2014-present).

Principal Occupation During at Least the Past 5 Years:

Member of the Council on Foreign Relations (1996-present); Member of the National Committee on U.S.-China Relations (1999-present); member of the Board of Trustees of the Economic Club of New York (2013-present); member of the Board of Trustees of the Foreign Policy Association (2005-present) and member of various other boards of trustees and advisory boards; and formerly, Executive Vice President of the Federal Reserve Bank of New York and Head of its Emerging Markets and Internal Affairs Group and Member of Management Committee (1995-2014); and Visiting Fellow at the Council on Foreign Relations (2014).

Mary C. Choksi (1950) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2014	136	Avis Budget Group Inc. (car rental) (2007-present), Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and White Mountains Insurance Group, Ltd. (holding company) (2017-present).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2005 and Lead Independent Trustee since March 2019	136	Hess Corporation (exploration of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison–United States Treasury Department (1988-1989).

J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	136	Boeing Capital Corporation (aircraft financing) (2006-2013).

Principal Occupation During at Least the Past 5 Years:
Executive Vice President, Counselor and Senior Advisor to Boeing Chairman and Board of Directors, The Boeing Company (aerospace company) (May 2019); and formerly, General Counsel and member of the Executive Council, The Boeing Company (2006-2019); Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

franklintempleton.com	Annual Report	57

FRANKLIN FEDERAL TAX-FREE INCOME FUND

Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	136	The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017-present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	150	None

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board and Trustee	Chairman of the Board and Trustee since 2013	136	None

Principal Occupation During at Least the Past 5 Years:

Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 40 of the investment companies in Franklin Templeton.

Sheila Amoroso (1959) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton.

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton.

58	Annual Report	franklintempleton.com

FRANKLIN FEDERAL TAX-FREE INCOME FUND

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Sonal Desai, Ph.D. (1963) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer - Investment Management	Since December 2018	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of 18 of the investment companies in Franklin Templeton.

Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer, and Accounting Officer	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting and officer of 28 of the investment companies in Franklin Templeton.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel and officer of 44 of the investment companies in Franklin Templeton.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Co- Secretary	Vice President since 2009 and Co-Secretary since January 2019	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 44 of the investment companies in Franklin Templeton.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 44 of the investment companies in Franklin Templeton; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017).

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 44 of the investment companies in Franklin Templeton.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 44 of the investment companies in Franklin Templeton.

franklintempleton.com	Annual Report	59

FRANKLIN FEDERAL TAX-FREE INCOME FUND

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton; Vice President, Franklin Templeton Companies, LLC; officer of 44 of the investment companies in Franklin Templeton; and formerly, Senior Associate General Counsel, Franklin Templeton (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel and officer of 44 of the investment companies in Franklin Templeton.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

General Counsel, Executive Vice President and Secretary, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton.

Thomas Walsh (1961) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President and Co- Secretary	Vice President since 2011 and Co-Secretary since January 2019	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 44 of the investment companies in Franklin Templeton.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Effective March 12, 2019, John B. Wilson ceased to be a trustee of the Trust.

Note 3: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and effective May 21, 2019, designated Mary C. Choksi as its audit committee financial expert. The Board believes that Ms. Choksi qualifies as such an expert in view of her extensive business background and experience. She currently serves as a director of Avis Budget Group, Inc. (2007-present) and formerly, Founder and Senior Advisor, Strategic Investment Group (1987 to 2017). Ms. Choksi has been a

60	Annual Report	franklintempleton.com

FRANKLIN FEDERAL TAX-FREE INCOME FUND

Interested Board Members and Officers (continued)

Member of the Fund’s Audit Committee since 2014. As a result of such background and experience, the Board believes that Ms. Choksi has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Choksi is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

franklintempleton.com	Annual Report	61

FRANKLIN FEDERAL TAX-FREE INCOME FUND

Shareholder Information

Board Approval of Investment Management Agreements

FRANKLIN FEDERAL TAX-FREE INCOME FUND

(Fund)

At an in-person meeting held on February 26, 2019 (Meeting), the Board of Trustees (Board) of the Fund, including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Franklin Advisers, Inc. (Manager) and the Fund (Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of the Management Agreement.

In considering the continuation of the Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of the Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale are realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of the Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement are fair and reasonable and that the continuance of such Management Agreement is in the interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Fund and its shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for the Fund; reports on expenses, shareholder services, marketing support payments made to financial intermediaries and third party servicing arrangements; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to US funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board also reviewed and considered an annual report on payments made by Franklin Templeton Investments (FTI) or the Fund to financial intermediaries, as well as a memorandum relating to third-party servicing arrangements in response to a guidance update in 2016 from the US Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management. The Board also recognized management’s commitment to facilitating Board oversight of liquidity through the designation of a liquidity/risk administrator and the development of reports that highlight the amount of illiquid investments for the Fund.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Fund by the FTI organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Fund and its shareholders.

62	Annual Report	franklintempleton.com

FRANKLIN FEDERAL TAX-FREE INCOME FUND

SHAREHOLDER INFORMATION

Fund Performance

The Board reviewed and considered the performance results of the Fund over various time periods ended December 31, 2018. The Board considered the performance returns for the Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of the Fund’s performance results is below.

The Performance Universe for the Fund included the Fund and all retail and institutional general & insured municipal debt funds. The Board noted that the Fund’s annualized income return for the one-, three-, five- and 10-year periods was in the first (the best) or second quintile and above the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods was below the median of its Performance Universe. Given the Fund’s income-oriented investment objective, the Board concluded that the Fund’s performance was satisfactory.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted the quarterly and annual reports it receives on all marketing support payments made by FTI to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers, if any (Management Rate) of the Fund in comparison to the median expense ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure to the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the

Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A1 shares for the Fund and Class A shares and Investor Class shares for each other fund in the Expense Group with multiple classes of shares. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

The Expense Group for the Fund included the Fund and 11 other general & insured municipal debt funds. The Board noted that the Management Rate for the Fund was slightly above the median of its Expense Group, but its actual total expense ratio was below the median and in the first quintile (least expensive) of its Expense Group. The Board concluded that the Management Rate charged to the Fund is reasonable.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FTI’s US fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2018, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product-related changes, the overall methodology has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, PricewaterhouseCoopers LLP, auditor to FRI and certain Franklin Templeton funds, has been engaged by the Manager to periodically review and assess the allocation methodologies to be used solely by the Fund’s Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures in improving shareholder services provided to the Fund, as well as the need to implement systems

franklintempleton.com	Annual Report	63

FRANKLIN FEDERAL TAX-FREE INCOME FUND

SHAREHOLDER INFORMATION

and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, extent and quality of services provided to the Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with the Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across the Franklin Templeton family of funds as a whole. The Board concluded that to the extent economies of scale may be realized by the Manager and its affiliates, the Fund’s management fee structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of the Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

64	Annual Report	franklintempleton.com

Annual Report and Shareholder Letter

Franklin Federal Tax-Free Income Fund

Investment Manager

Franklin Advisers, Inc.

Distributor

Franklin Templeton Distributors, Inc.

(800) DIAL BEN® / 342-5236

franklintempleton.com

Shareholder Services

(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2019 Franklin Templeton Investments. All rights reserved.	1116 A 06/19

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 13(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a) (1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Mary C. Choksi and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $77,433 for the fiscal year ended April 30, 2019 and $84,661 for the fiscal year ended April 30, 2018.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $15,000 for the fiscal year ended April 30, 2019 and $0 for the fiscal year ended April 30, 2018. The services for which these fees were paid included professional fees in connection with an Indonesia withholding tax refund claim and tax consulting services related to the operating agreement and term sheet for the launch of a new fund.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended April 30, 2019 and $4,302 for the fiscal year ended April 30, 2018. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $16,500 for the fiscal year ended April 30, 2019 and $14,000 for the fiscal year ended April 30, 2018. The services for which these fees were paid included the issuance of an Auditor’s Certificate for South Korean regulatory shareholders disclosures, assets under management certification, and benchmarking services in connection with the ICI TA Survey.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

(ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $31,500 for the fiscal year ended April 30, 2019 and $18,302 for the fiscal year ended April 30, 2018.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.         N/A

Item 6. Schedule of Investments.         N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.         N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.         N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.         N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Company.         N/A

Item 13. Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN FEDERAL TAX-FREE INCOME FUND

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle Chief Executive Officer – Finance and Administration

Date June 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle Chief Executive Officer – Finance and Administration

Date June 26, 2019

By	/s/ GASTON GARDEY
Gaston Gardey Chief Financial Officer and Chief Accounting Officer

Date June 26, 2019